Exhibit 10.31

AWARD / CONTRACT	1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)	RATING DO	PAGE OF PAGES 1 50

2. CONTRACT (PROC. INST. IDENT.) NO. DAAD17-02-C-0073	3. EFFECTIVE DATE 01 Feb 2002	4. REQUISITION / PURCHASE REQUEST / PROJECT NO. W71B7J-2030-B325

5. ISSUED BY	CODE	W71B7J	6. ADMINISTERED BY (IF OTHER THAN ITEM 5)	CODE	S1103A

US ARMY ROBERT MORRIS ACQUISITION CENTER RMAC - ADELPHI 2800 POWDER MILL ROAD AMSSB-ACA ADELPHI MD 20783-1197	DCM - ATLANTA 805 WALKER STREET SUITE 1 MARIETTA GA 30060-2789

7. NAME AND ADDRESS OF CONTRACTOR (NO., STREET, CITY, COUNTY, STATE AND ZIP CODE) CREE INC. Charles M. Swoboda 4600 SILICON DRIVE DURHAM NC 27703	8. DELIVERY ☐ FOB Origin ☒ Other (see below) 9. DISCOUNT FOR PROMPT DELIVERY NET 30

CAGE CODE OC9J8	FACILITY CODE	10. SUBMIT INVOICES 8 (4 COPIES UNLESS OTHERWISE SPECIFIED) TO THE ADDRESS SHOW IN: è	ITEM Section G

11. SHIP TO / MARK FOR US ARMY RESEARCH LABORATORY DR PAUL AMIRTHARAJ/AMSRL-SE-EM 2800 POWDER MILL ROAD ADELPHI MD 20783-1197	CODE	W71B7J	12. PAYMENT WILL BE MADE BY DFAS-COLUMBUS CENTER DFAS-CO/SOUTH ENTITLEMENT OPERATIONS P O BOX 182264 COLUMBUS OH 43218-2264	CODE	HQ0338

13. AUTHORITY FOR OTHER THAN FULL AND OPEN COMPETITION ☐ 10 U.S.C. 2304(c) ( ) ☐ 41 U.S.C. 253(c)( )			14. ACCOUNTING AND APPROPRIATION DATA See Schedule

15A. ITEM NO.	15B. SUPPLIES/SERVICES SEE SCHEDULE	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT

15G. TOTAL AMOUNT OF CONTRACT è	[***]

16. Table of Contents

(X)	SEC	DESCRIPTION	PAGE(S)	(X)	SEC	DESCRIPTION	PAGE(S)

		PART I – THE SCHEDULE				PART II – CONTRACT CLAUSES

Ö	A	SOLICITATION/CONTRACT FORM	1 - 1	Ö	I	CONTRACT CLAUSES	17

Ö	B	SUPPLIES OR SERVICES AND PRICES/COSTS	2	PART III – LIST OF DOCUMENTS, EXHIBITS & ATTACHMENTS

Ö	C	DESCRIPTION/SPECS./WORK STATEMENT	6	Ö	J	LIST OF ATTACHMENTS	33

Ö	D	PACKAGING AND MARKING	9	PART IV – REPRESENTATIONS AND INSTRUCTIONS

Ö	E	INSPECTION AND ACCEPTANCE	10	Ö	K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS	By ref.

Ö	F	DELIVERIES OR PERFORMANCE	11

Ö	G	CONTRACT ADMINISTRATION DATA	12		L	INSTRS., CONDS., AND NOTICES TO OFFERORS

Ö	H	SPECIAL CONTRACT REQUIREMENTS	14		M	EVALUATION FACTORS FOR AWARD

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. ☒ Contractor’s Negotiated Agreement		18. ☐ Award (Contractor is not required to sign this document).
(Contractor is required to sign this document and return 1 copies to issuing office). Contractor agrees to furnish and deliver all items or perform all services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)		Your offer on solicitation number including the additions or changes made by you which additions or changes set forth in full above, is hereby accepted as to items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government’s solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (TYPE OR PRINT) Charles M. Swoboda President and CEO		20A. NAME AND TITILE OF CONTRACTING OFFICER Theodore Weitzman/Contracting Officer

19B. Name of Contractor	19C. Date Signed	20B. United States of America	20C. Date Signed

by /s/ Charles M. Swoboda. (Signature of person authorized to sign)	18MAR2002	by /s/ Theodore Weitzman (Signature of Contracting Officer)	20-Mar-2002

NSN 7540-01-152-8069 Previous Editions unusable	26-107 GPO 1985 O-469-794	STANDARD FORM 26 (REV. 4-85) Prescribed by GSA FAR (48 CFR) 53.214(a)

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONTRACT NUMBER N00014-02-C-0250	PAGE 1

DAAD17-02-C-0073

SECTION B Supplies or Services and Prices

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001			Lot		$	$
SEMICONDUCTOR UV OPTICAL SOURCES (SUVOS) CS - BAA
02-03, Technical Area II, UV Emitters: Contractor shall perform research and development for Semiconductor UV Optical Sources
(SUVOS) in accordance with Section C, Statement of Work.

See Sections B and G, [***] [***]. PURCHASE REQUEST NUMBER W71B7J-2030-B325
				ESTIMATED COST		$	[	***]
	ACRN AA Funded Amount					$	[	***]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0002			Lot		$	$	NSP
Data IAW DD 1423, Contract Data Requirements List CS - Data in accordance with Contract Data Requirements List, DD Form 1423, Exhibit A to Section J. PURCHASE REQUEST NUMBER W71B7J-2030-B325
				ESTIMATED COST		$

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

DAAD17-02-C-0073

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0003			Lot		$	$
OPTION - SEMICONDUCTOR UV OPTICAL SOURCES (SUVOS)
CS - BAA 02-03, Technical Area II, UV Emitters: Contractor shall continue to perform research and development for Semiconductor UV
Optical Sources (SUVOS) in accordance with Section C, Statement of
Work.

See Sections B and G, [***]. PURCHASE REQUEST NUMBER W71B7J-2030-B325
				ESTIMATED COST		$	[	***]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0004			Lot		$	$
OPTION - SEMICONDUCTOR UV OPTICAL SOURCES (SUVOS)
CS - BAA 02-03, Technical Area II, UV Emitters: Contractor shall continue to perform research and development for Semiconductor UV
Optical Sources (SUVOS) in accordance with Section C, Statement of
Work.

See Sections B and G, [***]. PURCHASE REQUEST NUMBER W71B7J-2030-B325
				ESTIMATED COST		$	[	***]

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

DAAD17-02-C-0073

CLAUSES INCORPORATED BY FULL TEXT

[***]

Contract Line Item #	Government’s Share	Contractor’s Share	Total Estimated Contract Cost
CLIN 0001	[***]	[***]	[***]
CLIN 0003	[***]	[***]	[***]
CLIN 0004	[***]	[***]	[***]

TOTAL	[***]	[***]	[***]

Audit Procedures

[***]

52.004-4401 RMAC POINT OF CONTACT (MAR 2000)

The RMAC point of contact for this action is:

Contract Specialist: Joyce McDonald

Telephone Number: 301-394-3438

Fax Number: 301-394-2852

Email: jmcdonald@arl.army.mil

Contracting Officer: Theodore H. Weitzman

Telephone Number: 301-3165

Fax Number: 301-394-3184

Email: tweitzman@arl.army.mil

(End of clause)

52.004-4403 CONTRACTING OFFICER’S REPRESENTATIVE (COR) (JUN 2001)

The COR appointed to this contract is identified below. See formal letter of appointment for authorized duties/responsibilities.

COR Name: Dr. Paul Amirtharaj

COR Telephone: 301-394-0940

COR Email address: pamirtharaj@arl.army.mil

(End of clause)

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange

Commission. Omitted portions have been filed separately with the Commission.

52.016-4407 TYPE OF CONTRACT (SEP 1999)

DAAD17-02-C-0073

This is a [***] type of contract.

(End of clause)

52.032-4421 INCREMENTAL FUNDING - PERFORMANCE PERIOD (SEP 1999)

This contract is incrementally funded. The amount presently available for payment and allotted to the contract is $[***]. It is estimated that the allotted funds will cover all areas of contract performance for the period from award of contract through 12 months.

(End of clause)

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

DAAD17-02-C-0073

SECTION C Descriptions and Specifications

Statement of Work

C.0 Introduction

The development of [***] is of critical importance to the military. [***] have application in biological agent detection, non-line-of-sight (NLOS) covert communications, water purification, equipment/personnel decontamination, and white light generation. It is the goal of the [***] program to exploit the unique characteristics [***] that can be integrated into modules and subsystems to address these applications. The Government is interested in novel ideas that will result in the demonstration of deep [***] sources. This effort focuses on exploiting the material qualities of the [***] to produce an [***] compatible with the applications cited above.

This program will be conducted in two phases. Phase I (Years 1 and 2) will concentrate on the development of [***] by exploiting the unique characteristics of [***]. Emphasis will be placed on materials needed to realize [***] [***]. These materials are considered to be on the materials development critical path (MDCP). Also included in the Phase I effort is the [***] of innovative [***] [***] with [***] in the [***]. In Option Phase II (Option Years 3 and 4), the emphasis shifts to the optimization of [***] and [***] with [***]. It is expected that the ultimate goal of [***] will be achieved through materials development and device innovation initially in the [***] portion of the [***] as part of the Phase I effort. Based on advances in science, materials, and devices in Phase I, the optimization of devices to meet or exceed Option Phase II goals will be realized.

Year 1

C. 1. The Contractor shall develop [***] for [***] of [***] necessary for [***] and [***] on [***].

C.1.1 The Contractor shall deliver representative [***] on the MDCP to the Government.

C.2. The Contractor shall grow [***] to reduce [***] effects.

C.2.1 The Contractor shall deliver representative [***] on the MDCP to the Government.

C.3. The Contractor shall fabricate [***].

C.3.1 The Contractor shall deliver representative devices to the Government.

C. 4. The Contractor shall develop optically efficient [***] and [***] comprised of [***] in the [***] family.

C.4.1 The Contractor shall deliver representative [***] on the MDCP to the Government.

C.4.2 The Contractor shall deliver to the Government [***] with [***] and [***] nine (9) months after the start of the contract.

C.4.3 The Contractor shall deliver to the Government [***] with [***] and [***] nine (9) months after the start of the contract.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

DAAD17-02-C-0073

C.4.4 The Contractor shall deliver to the Government [***] with [***] and [***] nine (9) months after the start of the contract.

C.4.5 The Contractor shall deliver to the Government [***] with [***] and [***] nine (9) months after the start of the contract.

Year 2

C.5 The Contractor shall develop [***] and [***] comprised of [***] in the [***] family,

C.5.1 The Contractor shall deliver representative [***] on the MDCP to the Government.

C.6 The Contractor shall grow of [***] to reduce [***] effects.

C.6.1 The Contractor shall deliver representative [***] on the MDCP to the Government.

C.7 The Contractor shall fabricate [***].

C.7.1 The Contractor shall deliver to the Government [***] with [***] and [***] 23 months after the start of the contract.

C.8 The Contractor shall develop [***].

C.8.1 The Contractor shall deliver to the Government [***] and [***] with diameter greater than or equal to [***] months after the start of the contract.

C.9 The Contractor shall develop [***] including the [***].

C.9.1 The Contractor shall deliver to the Government [***] with [***] and [***] 17 months after the start of the contract.

Year 3 (Option CLIN 0003)

C.10 The Contractor shall develop device design for high [***] and optimize fabrication process to produce it.

C.10.1 The Contractor shall deliver to the Government [***] with [***] and [***] 35 months after the start of the contract.

C.11 The Contractor shall develop device design for [***] and optimize fabrication process to produce it.

C.11.1 The Contractor shall deliver to the Government [***] with [***] and [***] 35 months after the start of the contract.

C.12 The Contractor shall develop growth of [***].

C.12.1 The Contractor shall deliver to the Government [***] and [***] with diameter greater than or equal to [***] 35 months after the start of the contract.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

DAAD17-02-C-0073

Year 4 (Option CLIN 0004)

C.13 The Contractor shall develop design for [***] and optimize fabrication process to produce it.

C.13.1 The Contractor shall deliver to the Government [***] with [***] and [***] 47 months after the start of the contract.

C.13.2 The Contractor shall deliver to the Government [***] with [***] and [***] 41 months after the start of the contract.

C.13.3 The Contractor shall deliver to the Government [***] with [***] and [***] 47 months after the start of the contract.

C.14 OTHER CONTRACT DELIVERABLES

C.14.1 The contractor shall provide copies of all technical reports submitted for publication (in journals, conference proceedings and other technical reports) under this contract to the technical POC

C.14.2 The Contractor shall complete and submit quarterly and cost expenditure reports throughout the duration of the contract in accordance with DD Form 1423, Contract Data Requirements List, Exhibit A to Section J. Reports shall be marked with the following Distribution Statement:

DISTRIBUTION STATEMENT C: Distribution authorized to U.S. Government Agencies and their contractors, proprietary information, 7 Feb 02. Other requests for this document shall be referred to U.S. Army Research Laboratory, Attn: AMSRL-SE-EM, 2800 Powder Mill Road, Adelphi, MD 20783-1197.

C14.3 The contractor shall provide a comprehensive Final Report at the close of the contract. The report shall detail all activities performed under the contract and provide results and conclusions for each task.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

DAAD17-02-C-0073

SECTION D Packaging and Marking

D.1.	Preservation, Packing and Packaging shall be of a standard commercial type providing for damage-free shipment to destination.

(End of Clause)

DAAD17-02-C-0073

SECTION E Inspection and Acceptance

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0001	Destination	Government	Destination	Government
0002	Destination	Government	Destination	Government
0003	Destination	Government	Destination	Government
0004	Destination	Government	Destination	Government

CLAUSES INCORPORATED BY REFERENCE:

52.246-8 Alt I Inspection Of Research And Development-Cost Reimbursement (May 2001) - Alternate I	APR 1984

CLAUSES INCORPORATED BY FULL TEXT

52.046-4400 GOVERNMENT INSPECTION AND ACCEPTANCE (SEP 1999)

Government Inspection and Acceptance shall be performed at Army Research Laboratory by an authorized Government Representative.

(End of clause)

DAAD17-02-C-0073

SECTION F Deliveries or Performance

DELIVERY INFORMATION

CLINS	DELIVERY DATE	UNIT OF ISSUE	QUANTITY	FOB	SHIP TO ADDRESS
0001	POP 01-FEB-02 TO 31-JAN-04	Lot		Dest.	W71B7J US ARMY RESEARCH LABORATORY DR PAUL AMIRTHARAJ / AMSRL-SE-EM 2800 POWDER MILL ROAD ADELPHI MD 20783-1197
0002	POP 01-FEB-02 TO 31-JAN-04	Lot		Dest.	Same as CLIN 0001
0003	POP 01-FEB-04 TO 31-JAN-05	Lot		Dest.	Same as CLIN 0001
0004	POP 01-FEB-05 TO 31-JAN-06	Lot		Dest.	Same as CLIN 0001

CLAUSES INCORPORATED BY REFERENCE:

52.242-15 Alt I Stop-Work Order (Aug 1989) - Alternate I APR 1984
I
52.247-34 F.O.B. Destination NOV 1991

CLAUSES INCORPORATED BY FULL TEXT

52.017-4400 EXERCISE OF OPTION (SEP 1999)

The Contracting Officer may exercise the option(s) contained at CLIN(s) 0003 and 0004 by written modification to the contract anytime prior to contract completion.

(End of clause)

52.027-4400 DELIVERY OF DATA ITEMS (SEP 1999)

All technical data shall be delivered in accordance with the DD 1423s attached to Section J of this contract. Data items which require distribution to DTIC shall be mailed to the following address:

Defense Technical Information Center (DTIC)

8725 John J. Kingman Road, Suite 0944

Ft. Belvoir, VA 22060-6218

(End of clause)

SECTION G Contract Administration Data

DAAD17-02-C-0073

ACCOUNTING AND APPROPRIATION DATA

AA:	972040013012RPARGO2H20M891000255YANEM00W71B7J2030B3252NDKGGS18129	000000000000
AMOUNT:	[***]

  CLAUSES INCORPORATED BY FULL TEXT

Audit Procedures

[***]

[***]

[***]

Contract Line Item #	Government’s Share	Contractor’s Share	Total Estimated Contract Cost
CLIN 0001	[***]	[***]	[	***]
CLIN 0003	[***]	[***]	[	***]
CLIN 0004	[***]	[***]	[	***]
TOTAL	[***]	[***]	[	***]

52.032-4405 DISTRIBUTION OF VOUCHERS (JAN 2002)

a. In accordance with DCAA Procedures DCAAP 7641.90, paragraph 5-302a., all vouchers for cost-type contracts must be submitted using the Standard Form (SF) 1034 “Public Voucher for Purchases and Services Other Than Personal”. See http://www.dcaa.mil Information for Contractors.

b. The contractor shall forward vouchers to the addresses below in a simultaneous mailing. NOTE: All vouchers must identify the CLIN under which payment is being requested. VOUCHERS WHICH DO NOT IDENTIFY THE PROPER CLIN(s) WILL BE REJECTED BY THE PAYMENT OFFICE AS IMPROPER.

All vouchers must clearly identify the Contractor’s [***] that was incurred during the billing cycle.

(1) The original and six (6) copies to Defense Contract Audit Agency (DCAA) Office. The cognizant Office address is:

Defense Contract Audit Agency

DCAA/MABO

DAAD17-02-C-0073

P.O. Box 891

Arnold, MD 21012-0891

(2) One copy to the Government Technical Representative, addressed to:

U.S. Army Research Laboratory

Attn: AMSRL-SE-EM (Paul Amirtharaj)

2800 Powder Mill Rd.

Adelphi, MD 20783

c. The contract completion voucher will be forwarded by the DCAA Contract Auditor to the Defense Contract Management (DCM) Administrative Contracting Officer (ACO), or to the PCO who signed this contract if no DCM ACO has been designated, for approval and transmittal to the cognizant disbursing office.

(End of clause)

DAAD17-02-C-0073

SECTION H Special Contract Requirements

CLAUSES INCORPORATED BY FULL TEXT

52.004-4400 FOREIGN NATIONALS PERFORMING UNDER CONTRACT (FEB 2002)

In accordance with Title 8 U.S.C. 1324a, local Foreign Disclosure Officers (FDOs) may approve access by foreign nationals working on unclassified public domain contracts for the duration of the contract, provided the foreign nationals have appropriate work authorization documentation.

In those instances where foreign nationals are required to perform under any resultant contract and employment eligibility documentation was not submitted with an Awardee’s proposal, the employment eligibility documentation specified at 8 CFR 274a.2 shall be submitted to the Contracting Officer at least two weeks prior to the foreign national’s performance for review and approval. Awardees not employing foreign nationals in performance of any resultant contract may disregard this clause.

For further information, please contact:	Army Research Laboratory
Adelphi Laboratory Center
ATTN: AMSRL-CS-IO-FI
2800 Powder Mill Road
Adelphi, MD 20783-1197

(End of clause)

52.005-4401 RELEASE OF INFORMATION (AUG 2001)

Army Regulations AR530-1 and 360-1 prescribe Department of the Army policies and clearance procedures with respect to release of any information on Army contracts. This information can include news stories, articles, sales literature, advertisements, radio-TV spots, etc., on unclassified contracts as well as on the classified contracts governed in this respect by DD Form 254. Army Materiel Command (AMC) Supplement 1 to AR 530-1 requires operations security (OPSEC) review and approval prior to public release of any information on AMC contracts.

Your organization shall clear with the Information Office any public release of information on this contract by first completing ARL Form 1-A (JUN 2001) and forwarding the form and the material to be released to the address shown below.

U.S. Army Research Laboratory	U.S. Army Robert Morris
Public Affairs Office	Acquisition Center
ATTN: AMSRL-CS-PA	Adelphi Contracting Division
2800 Powder Mill Road	ATTN: AMSSB-ACA-C/T. Weitzman
Adelphi, Maryland 20783-1197	Adelphi, Maryland 20783-1197

M/F: Contract No.: DAAD17-02-C-0073

The contractor shall assure that an acknowledgment of Government support and disclaimer of Government endorsement as set forth below shall appear on each publication or presentation of material based on or developed under this program. These statements shall appear either on the title/first page or the final page of such documents -

“The research reported in this document/presentation was performed in connection with contract DAAD17-02-C-0073 with the U.S. Army Research Laboratory. The views and conclusions contained in this document/presentation are those of the authors and should not be interpreted as presenting the official policies or position, either expressed or implied, of the U.S. Army Research Laboratory or the U.S.

DAAD17-02-C-0073

Government unless so designated by other authorized documents. Citation of manufacturer’s or trade names does not constitute an official endorsement or approval of the use thereof. The U.S. Government is authorized to reproduce and distribute reprints for Government purposes notwithstanding any copyright notation hereon.”

(End of clause)

52.028-4400 REQUIRED INSURANCE COVERAGE (AUG 1999)

Pursuant to the clause entitled “Insurance - Work on a Government Installation”, FAR 52.228-5, or the clause entitled “Insurance - Liability to Third Persons”, FAR 52.228-7, the Contractor shall procure and maintain the following kinds of insurance coverage in the amounts herein indicated, throughout the period of performance under this contract.

(a) The Contractor shall comply with the Workmen’s Compensation statute of the State(s) where work is to be performed.

(b) Employer’s Liability Insurance $	100,000.00.

(c) General Liability Insurance (Comprehensive)

(1) Bodily injury	$500,000.00	per accident

(d) Automobile Liability Insurance (Comprehensive)
(1) Bodily injury	$200,000.00	per person
	$500,000.00	per accident
(2) Property damage	$50,000.00	per accident

(End of clause)

52.031-4400 AUTHORIZATION OF PRECONTRACT COSTS (AUG 1999)

Subject to FAR 31.205-32, “Precontract Costs”, the Contractor is authorized precontract costs, effective 01 Feb 2002.

(End of clause)

52.032-4400 LIMITATION OF COST/LIMITATION OF FUNDS (AUG 1999)

This contract is incrementally funded. The Contract Clauses Section hereof include both of the FAR clauses at 52.232-20, “Limitation of Cost”, and 52.232-22, “Limitation of Funds”. The latter clause is operative as long as this contract is incrementally funded. If and when the contract becomes fully funded, the “Limitation of Cost” clause shall become effective and the “Limitation of Funds” clause shall cease to be operative.

Both of the above cited clauses (52.232-20 and 52.232-22), apply to each CLIN separately. Costs of performing work set forth in one CLIN shall not be chargeable or payable under any other CLIN.

(End of clause)

DAAD17-02-C-0073

52.039-4402 YEAR 2000 COMPLIANCE—NEW PRODUCTS OR SYSTEMS (OCT 1997)

The contractor shall ensure products provided under this contract, to include hardware, software, firmware, and middleware, whether acting alone or combined as a system, are Year 2000 compliant as defined in FAR Part 39.

(End of clause)

52.046-4401 KEY PERSONNEL (FEB 00)

The Contractor shall notify the Government in the event of a transition (replacing or removal) of key personnel (those individuals addressed in the Contractors proposal) working under this contract. The Government reserves the right to review the qualifications of any Contractor personnel proposed to replace existing personnel and accept/reject the individual based on its judgment that the individual can perform similarly as the transitioned personnel.

(End of clause)

DAAD17-02-C-0073

SECTION I Contract Clauses

CLAUSES INCORPORATED BY REFERENCE:

52.202-1	Definitions	MAY 2001
52.203-3	Gratuities	APR 1984
52.203-5	Covenant Against Contingent Fees	APR 1984
52.203-6	Restrictions On Subcontractor Sales To The Government	JUL 1995
52.203-7	Anti-Kickback Procedures	JUL 1995
52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity	JAN 1997
52.203-10	Price Or Fee Adjustment For Illegal Or Improper Activity	JAN 1997
52.203-12	Limitation On Payments To Influence Certain Federal Transactions	JUN 1997
52.204-4	Printed or Copied Double-Sided on Recycled Paper	AUG 2000
52.209-6	Protecting the Government’s Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment	JUL 1995
52.211-15	Defense Priority And Allocation Requirements	SEP 1990
52.215-2	Audit and Records—Negotiation	JUN 1999
52.215-8	Order of Precedence—Uniform Contract Format	OCT 1997
52.215-10	Price Reduction for Defective Cost or Pricing Data	OCT 1997
52.215-12	Subcontractor Cost or Pricing Data	OCT 1997
52.215-13	Subcontractor Cost or Pricing Data—Modifications	OCT 1997
52.215-15	Pension Adjustments and Asset Reversions	DEC 1998
52.215-18	Reversion or Adjustment of Plans for Postretirement Benefits (PRB) Other than Pensions	OCT 1997
52.215-19	Notification of Ownership Changes	OCT 1997
52.215-20	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data	OCT 1997
52.215-21	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data—Modifications	OCT 1997
52.216-7	Allowable Cost And Payment	MAR 2000
52.219-8	Utilization of Small Business Concerns	OCT 2000
52.219-9	Small Business Subcontracting Plan	OCT 2000
52.222-3	Convict Labor	AUG 1996
52.222-21	Prohibition Of Segregated Facilities	FEB 1999
52.222-26	Equal Opportunity	FEB 1999
52.222-35	Affirmative Action For Disabled Veterans And Veterans of the Vietnam Era	APR 1998
52.222-36	Affirmative Action For Workers With Disabilities	JUN 1998
52.222-37	Employment Reports On Disabled Veterans And Veterans Of The Vietnam Era	JAN 1999
52.223-6	Drug Free Workplace	MAY 2001
52.223-14	Toxic Chemical Release Reporting	OCT 2000
52.225-1	Buy American Act—Balance of Payments Program - Supplies	FEB 2000
52.225-13	Restrictions on Certain Foreign Purchases	JUL 2000
52.225-16	Sanctioned European Union Country Services	FEB 2000
52.226-1	Utilization Of Indian Organizations And Indian-Owned Economic Enterprises	JUN 2000
52.227-1 Alt I	Authorization And Consent (Jul 1995) - Alternate I	APR 1984
52.227-2	Notice And Assistance Regarding Patent And Copyright Infringement	AUG 1996
52.228-7	Insurance—Liability To Third Persons	MAR 1996

DAAD17-02-C-0073

52.230-2	Cost Accounting Standards	APR 1998
52.230-6	Administration of Cost Accounting Standards	NOV 1999
52.232-9	Limitation On Withholding Of Payments	APR 1984
52.232-17	Interest	JUN 1996
52.232-20	Limitation Of Cost	APR 1984
52.232-22	Limitation Of Funds	APR 1984
52.232-23	Assignment Of Claims	JAN 1986
52.232-25	Prompt Payment	MAY 2001
52.232-33	Payment by Electronic Funds Transfer—Central Contractor Registration	MAY 1999
52.233-1	Disputes	DEC 1998
52.233-3 Alt I	Protest After Award (Aug 1996) - Alternate I	JUN 1985
52.237-8	Restriction on Severance Payments to Foreign Nationals	OCT 1995
52.242-1	Notice of Intent to Disallow Costs	APR 1984
52.242-3	Penalties for Unallowable Costs	MAY 2001
52.242-4	Certification of Final Indirect Costs	JAN 1997
52.242-13	Bankruptcy	JUL 1995
52.243-2 Alt V	Changes—Cost-Reimbursement (Aug 1987) - Alternate V	APR 1984
52.244-5	Competition In Subcontracting	DEC 1996
52.244-6	Subcontracts for Commercial Items	MAY 2001
52.245-5	Government Property (Cost-Reimbursement Time-And-Materials, Or Labor Hour Contracts)	JAN 1986
52.246-23	Limitation Of Liability	FEB 1997
52.249-6	Termination (Cost Reimbursement)	SEP 1996
52.249-14	Excusable Delays	APR 1984
52.253-1	Computer Generated Forms	JAN 1991
252.201-7000	Contracting Officer’s Representative	DEC 1991
252.203-7001	Prohibition On Persons Convicted of Fraud or Other Defense-Contract-Related Felonies	MAR 1999
252.203-7002	Display Of DOD Hotline Poster	DEC 1991
252.204-7003	Control Of Government Personnel Work Product	APR 1992
252.205-7000	Provisions Of Information To Cooperative Agreement Holders	DEC 1991
252.209-7000	Acquisition From Subcontractors Subject To On-Site Inspection Under The Intermediate Range Nuclear Forces (INF) Treaty	NOV 1995
252.209-7004	Subcontracting With Firms That Are Owned or Controlled By The Government of a Terrorist Country	MAR 1998
252.215-7000	Pricing Adjustments	DEC 1991
252.215-7002	Cost Estimating System Requirements	OCT 1998
252.219-7003	Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan (DOD Contracts)	APR 1996
252.225-7002	Qualifying Country Sources As Subcontractors	DEC 1991
252.225-7007	Buy American Act—Trade Agreements—Balance of Payments Program	SEP 2001
252.225-7012	Preference For Certain Domestic Commodities	AUG 2000
252.225-7026	Reporting Of Contract Performance Outside The United States	JUN 2000
252.225-7031	Secondary Arab Boycott Of Israel	JUN 1992
252.227-7013	Rights in Technical Data—Noncommercial Items	NOV 1995
252.227-7016	Rights in Bid or Proposal Information	JUN 1995
252.227-7030	Technical Data—Withholding Of Payment	MAR 2000
252.227-7034	Patents—Subcontracts	APR 1984
252.227-7036	Declaration of Technical Data Conformity	JAN 1997
252.231-7000	Supplemental Cost Principles	DEC 1991
252.235-7011	Final Scientific or Technical Report	SEP 1999
252.242-7004	Material Management And Accounting System	DEC 2000
252.243-7002	Requests for Equitable Adjustment	MAR 1998

DAAD17-02-C-0073

252.245-7001	Reports Of Government Property	MAY 1994
252.247-7023	Transportation of Supplies by Sea	MAR 2000
252.247-7024	Notification Of Transportation Of Supplies By Sea	MAR 2000

CLAUSES INCORPORATED BY FULL TEXT

52.216-12 COST-SHARING CONTRACT—NO FEE (APR 1984)

(a) The Government shall not pay to the Contractor a fee for performing this contract.

(b) After paying 80 percent of the Government’s share of the total estimated cost of performance shown in the Schedule, the Contracting Officer may withhold further payment of allowable cost until a reserve is set aside in an amount that the Contracting Officer considers necessary to protect the Government’s interest. This reserve shall not exceed one percent of the Government’s share of the total estimated cost shown in the Schedule.

(End of clause)

52.222-2 PAYMENT FOR OVERTIME PREMIUMS (JUL 1990)

(a) The use of overtime is authorized under this contract if the overtime premium cost does not exceed or the overtime premium is paid for work —

(1) Necessary to cope with emergencies such as those resulting from accidents, natural disasters, breakdowns of production equipment, or occasional production bottlenecks of a sporadic nature;

(2) By indirect-labor employees such as those performing duties in connection with administration, protection, transportation, maintenance, standby plant protection, operation of utilities, or accounting;

(3) To perform tests, industrial processes, laboratory procedures, loading or unloading of transportation conveyances, and operations in flight or afloat that are continuous in nature and cannot reasonably be interrupted or completed otherwise; or

(4) That will result in lower overall costs to the Government.

(b) Any request for estimated overtime premiums that exceeds the amount specified above shall include all estimated overtime for contract completion and shall—

(1) Identify the work unit; e.g., department or section in which the requested overtime will be used, together with present workload, staffing, and other data of the affected unit sufficient to permit the Contracting Officer to evaluate the necessity for the overtime;

(2) Demonstrate the effect that denial of the request will have on the contract delivery or performance schedule;

(3) Identify the extent to which approval of overtime would affect the performance or payments in connection with other Government contracts, together with identification of each affected contract; and

(4) Provide reasons why the required work cannot be performed by using multishift operations or by employing additional personnel.

(End of clause)

52.225-11 BUY AMERICAN ACT—BALANCE OF PAYMENTS PROGRAM—CONSTRUCTION MATERIALS UNDER TRADE AGREEMENTS (FEB 2000)

DAAD17-02-C-0073

(a) Definitions. As used in this clause—

Component means any article, material, or supply incorporated directly into construction materials.

Construction material means an article, material, or supply brought to the construction site by the Contractor or subcontractor for incorporation into the building or work. The term also includes an item brought to the site preassembled from articles, materials, or supplies. However, emergency life safety systems, such as emergency lighting, fire alarm, and audio evacuation systems, that are discrete systems incorporated into a public building or work and that are produced as complete systems, are evaluated as a single and distinct construction material regardless of when or how the individual parts or components of those systems are delivered to the construction site. Materials purchased directly by the Government are supplies, not construction material.

Cost of components means—

(1) For components purchased by the Contractor, the acquisition cost, including transportation costs to the place of incorporation into the end product (whether or not such costs are paid to a domestic firm), and any applicable duty (whether or not a duty-free entry certificate is issued); or

(2) For components manufactured by the Contractor, all costs associated with the manufacture of the component, including transportation costs as described in paragraph (1) of this definition, plus allocable overhead costs, but excluding profit. Cost of components does not include any costs associated with the manufacture of the end product.

Designated country means any of the following countries: Aruba, Austria, Bangladesh, Belgium, Benin, Bhutan, Botswana, Burkina Faso, Burundi, Canada, Cape Verde, Central African Republic, Chad, Comoros, Denmark.

Djibouti, Equatorial Guinea, Finland, France, Gambia, Germany, Greece, Guinea, Guinea-Bissau, Haiti, Hong Kong, Ireland, Israel, Italy, Japan.

Kiribati, Korea, Republic of, Lesotho, Liechtenstein, Luxembourg, Malawi, Maldives, Mali, Mozambique, Nepal, Netherlands, Niger, Norway, Portugal, Rwanda.

Sao Tome and Principe, Sierra Leone, Singapore, Somalia, Spain, Sweden, Switzerland, Tanzania U.R., Togo, Tuvalu, Uganda, United Kingdom, Vanuatu, Western Samoa, Yemen.

Designated country construction material means a construction material that—

(1) Is wholly the growth, product, or manufacture of a designated country; or

(2) In the case of a construction material that consists in whole or in part of materials from another country, has been substantially transformed in a designated country into a new and different construction material distinct from the materials from which it was transformed.

Domestic construction material means—

(1) An unmanufactured construction material mined or produced in the United States; or

(2) A construction material manufactured in the United States, if the cost of its components mined, produced, or manufactured in the United States exceeds 50 percent of the cost of all its components. Components of foreign origin of the same class or kind for which nonavailability determinations have been made are treated as domestic.

Foreign construction material means a construction material other than a domestic construction material.

North American Free Trade Agreement country means Canada or Mexico.

DAAD17-02-C-0073

North American Free Trade Agreement country construction material means a construction material that—

(1) Is wholly the growth, product, or manufacture of a North American Free Trade Agreement (NAFTA) country; or

(2) In the case of a construction material that consists in whole or in part of materials from another country, has been substantially transformed in a NAFTA country into a new and different construction material distinct from the materials from which it was transformed.

United States means the 50 States and the District of Columbia, U.S. territories and possessions, Puerto Rico, the Northern Mariana Islands, and any other place subject to U.S. jurisdiction, but does not include leased bases.

(b) Construction materials. (1) This clause implements the Buy American Act (41 U.S.C. 10a-10d) and the Balance of Payments Program by providing a preference for domestic construction material. In addition, the Contracting Officer has determined that the Trade Agreements Act and the North American Free Trade Agreement (NAFTA) apply to this acquisition. Therefore, the Buy American Act and Balance of Payments Program restrictions are waived for designated country and NAFTA country construction materials.

(2) The Contractor shall use only domestic, designated country, or NAFTA country construction material in performing this contract, except as provided in paragraphs (b)(3) and (b)(4) of this clause.

(3) The requirement in paragraph (b)(2) of this clause does not apply to the construction materials or components listed by the Government as follows: [Contracting Officer to list applicable excepted materials or indicate “none”]

(4) The Contracting Officer may add other foreign construction material to the list in paragraph (b)(3) of this clause if the Government determines that—

(i) The cost of domestic construction material would be unreasonable. The cost of a particular domestic construction material subject to the restrictions of the Buy American Act is unreasonable when the cost of such material exceeds the cost of foreign material by more than 6 percent. For determination of unreasonable cost under the Balance of Payments Program, the Contracting Officer will use a factor of 50 percent;

(ii) The application of the restriction of the Buy American Act or Balance of Payments Program to a particular construction material would be impracticable or inconsistent with the public interest; or

(iii) The construction material is not mined, produced, or manufactured in the United States in sufficient and reasonably available commercial quantities of a satisfactory quality.

(c) Request for determination of inapplicability of the Buy American Act or Balance of Payments Program. (1)(i) Any Contractor request to use foreign construction material in accordance with paragraph (b)(4) of this clause shall include adequate information for Government evaluation of the request, including—

(A) A description of the foreign and domestic construction materials;

(B) Unit of measure;

(C) Quantity;

(D) Price;

(E) Time of delivery or availability;

(F) Location of the construction project;

(G) Name and address of the proposed supplier; and

DAAD17-02-C-0073

(H) A detailed justification of the reason for use of foreign construction materials cited in accordance with paragraph (b)(3) of this clause.

(ii) A request based on unreasonable cost shall include a reasonable survey of the market and a completed price comparison table in the format in paragraph (d) of this clause.

(iii) The price of construction material shall include all delivery costs to the construction site and any applicable duty (whether or not a duty-free certificate may be issued).

(iv) Any Contractor request for a determination submitted after contract award shall explain why the Contractor could not reasonably foresee the need for such determination and could not have requested the determination before contract award. If the Contractor does not submit a satisfactory explanation, the Contracting Officer need not make a determination.

(2) If the Government determines after contract award that an exception to the Buy American Act or Balance of Payments Program applies and the Contracting Officer and the Contractor negotiate adequate consideration, the Contracting Officer will modify the contract to allow use of the foreign construction material. However, when the basis for the exception is the unreasonable price of a domestic construction material, adequate consideration is not less than the differential established in paragraph (b)(4)(i) of this clause.

(3) Unless the Government determines that an exception to the Buy American Act or Balance of Payments Program applies, use of foreign construction material is noncompliant with the Buy American Act or Balance of Payments Program.

(d) Data. To permit evaluation of requests under paragraph (c) of this clause based on unreasonable cost, the Contractor shall include the following information and any applicable supporting data based on the survey of suppliers:

Foreign and Domestic Construction Materials Price Comparison

Construction material description	Unit of measure	Quantity	Price (dollars) \1\
Item 1:
Foreign construction material
Domestic construction material
Item 2:
Foreign construction material
Domestic construction material

\1\	Include all delivery costs to the construction site and any applicable duty (whether or not a duty-free entry certificate is issued).

List name, address, telephone number, and contact for suppliers surveyed. Attach copy of response; if oral, attach summary.

Include other applicable supporting information.

(End of clause)

52.227-12 PATENT RIGHTS—RETENTION BY THE CONTRACTOR (LONG FORM) (JAN 1997)

(a) Definitions. “Invention” means any invention or discovery which is or may be patentable or otherwise protectable under title 35 of the United States Code or any novel variety of plant that is or may be protectable under the Plant Variety Protection Act (7 U.S.C. 2321, et seq.).

DAAD17-02-C-0073

“Made” when used in relation to any invention means the conception or first actual reduction to practice of such invention.

“Nonprofit organization” means a domestic university or other institution of higher education or an organization of the type described in section 501(c)(3) of the Internal Revenue Code of 1954 (26 U.S.C. 501(c)) and exempt from taxation under section 501(a) of the Internal Revenue Code (26 U.S.C. 501(a)) or any nonprofit scientific or educational organization qualified under a state nonprofit organization statute.

“Practical application” means to manufacture in the case of a composition or product, to practice in the case of a process or method, or to operate in the case of a machine or system; and, in each case, under such conditions as to establish that the invention is being utilized and that its benefits are, to the extent permitted by law or Government regulations, available to the public on reasonable terms.

“Small business firm” means a small business concern as defined at section 2 of Pub. L. 85-536 (15 U.S.C. 632) and implementing regulations of the Administrator of the Small Business Administration. For the purpose of this clause, the size standards for small business concerns involved in Government procurement and subcontracting at 13 CFR 121.3-8 and 13 CFR 121.3-12, respectively, will be used.

“Subject invention” means any invention of the Contractor conceived or first actually reduced to practice in the performance of work under this contract; provided, that in the case of a variety of plant, the date of determination (as defined in section 41(d) of the Plant Variety Protection Act, 7 U.S.C. 2401(d)) must also occur during the period of contract performance.

(b) Allocation of principal rights. The Contractor may elect to retain the entire right, title, and interest throughout the world to each subject invention subject to the provisions of this clause and 35 U.S.C. 203. With respect to any subject invention in which the Contractor elects to retain title, the Federal Government shall have a nonexclusive, nontransferable, irrevocable, paid-up license to practice or have practiced for or on behalf of the United States the subject invention throughout the world.

(c) Invention disclosure, election of title, and filing of patent applications by Contractor. (1) The Contractor shall disclose each subject invention to the Contracting Officer within 2 months after the inventor discloses it in writing to Contractor personnel responsible for patent matters or within 6 months after the Contractor becomes aware that a subject invention has been made, whichever is earlier. The disclosure to the Contracting Officer shall be in the form of a written report and shall identify the contract under which the invention was made and the inventor(s). It shall be sufficiently complete in technical detail to convey a clear understanding, to the extent known at the time of the disclosure, of the nature, purpose, operation, and physical, chemical, biological, or electrical characteristics of the invention. The disclosure shall also identify any publication, on sale, or public use of the invention and whether a manuscript describing the invention has been submitted for publication and, if so, whether it has been accepted for publication at the time of disclosure. In addition, after disclosure to the Contracting Officer, the Contractor shall promptly notify the Contracting Officer of the acceptance of any manuscript describing the invention for publication or of any on sale or public use planned by the Contractor.

(2) The Contractor shall elect in writing whether or not to retain title to any such invention by notifying the Federal agency at the time of disclosure or within 8 months of disclosure, as to those countries (including the United States) in which the Contractor will retain title; provided, that in any case where publication, on sale, or public use has initiated the 1-year statutory period wherein valid patent protection can still be obtained in the United States, the period of election of title may be shortened by the agency to a date that is no more than 60 days prior to the end of the statutory period.

(3) The Contractor shall file its initial patent application on an elected invention within 1 year after election or, if earlier, prior to the end of any statutory period wherein valid patent protection can be obtained in the United States after a publication, on sale, or public use. The Contractor shall file patent applications in additional countries (including the European Patent Office and under the Patent Cooperation Treaty) within either 10 months of the corresponding initial patent application or 6 months from the date permission is granted by the Commissioner of

DAAD17-02-C-0073

Patents and Trademarks to file foreign patent applications where such filing has been prohibited by a Secrecy Order.

(4) Requests for extension of the time for disclosure to the Contracting Officer, election, and filing may, at the discretion of the funding Federal agency, be granted, and will normally be granted unless the Contracting Officer has reason to believe that a particular extension would prejudice the Government’s interest.

(d) Conditions when the Government may obtain title. The Contractor shall convey to the Federal agency, upon written request, title to any subject invention—

(1) If the Contractor elects not to retain title to a subject invention;

(2) If the Contractor fails to disclose or elect the subject invention within the times specified in paragraph (c) above (the agency may only request title within 60 days after learning of the Contractor’s failure to report or elect within the specified times);

(3) In those countries in which the Contractor fails to file patent applications within the time specified in paragraph (c) above; provided, however, that if the Contractor has filed a patent application in a country after the times specified in paragraph (c) above, but prior to its receipt of the written request of the Federal agency, the Contractor shall continue to retain title in that country; or

(4) In any country in which the Contractor decides not to continue the prosecution of any application for, to pay the maintenance fees on, or defend in reexamination or opposition proceeding on, a patent on a subject invention.

(e) Minimum rights to Contractor. (1) The Contractor shall retain a nonexclusive, royalty-free license throughout the world in each subject invention to which the Government obtains title except if the Contractor fails to disclose the subject invention within the times specified in paragraph (c) above. The Contractor’s license extends to its domestic subsidiaries and affiliates, if any, within the corporate structure of which the Contractor is a part and includes the right to grant sublicenses of the same scope to the extent the Contractor was legally obligated to do so at the time the contract was awarded. The license is transferable only with the approval of the funding Federal agency except when transferred to the successor of that part of the Contractor’s business to which the invention pertains.

(2) The Contractor’s domestic license may be revoked or modified by the funding Federal agency to the extent necessary to achieve expeditious practical application of the subject invention pursuant to an application for an exclusive license submitted in accordance with applicable provisions in the Federal Property Management Regulations and agency licensing regulations (if any). This license shall not be revoked in that field of use or the geographical areas in which the Contractor has achieved practical application and continues to make the benefits of the invention reasonably accessible to the public. The license in any foreign country may be revoked or modified at the discretion of the funding Federal agency to the extent the Contractor, its licensees, or its domestic subsidiaries or affiliates have failed to achieve practical application in that foreign country.

(3) Before revocation or modification of the license, the funding Federal agency shall furnish the Contractor a written notice of its intention to revoke or modify the license, and the Contractor shall be allowed 30 days (or such other time as may be authorized by the funding Federal agency for good cause shown by the Contractor) after the notice to show cause why the license should not be revoked or modified. The Contractor has the right to appeal, in accordance with applicable agency licensing regulations and 37 CFR 404 concerning the licensing of Government-owned inventions, any decision concerning the revocation or modification of its license.

(f) Contractor action to protect the Government’s interest. (1) The Contractor agrees to execute or to have executed and promptly deliver to the Federal agency all instruments necessary to (i) establish or confirm the rights the Government has throughout the world in those subject inventions to which the Contractor elects to retain title, and (ii) convey title to the Federal agency when requested under paragraph (d) above and subparagraph (n)(2) below, and to enable the Government to obtain patent protection throughout the world in that subject invention.

(2) The Contractor agrees to require, by written agreement, its employees, other than clerical and nontechnical employees, to disclose promptly in writing to personnel identified as responsible for the administration of patent

DAAD17-02-C-0073

matters and in a format suggested by the Contractor each subject invention made under contract in order that the Contractor can comply with the disclosure provisions of paragraph (c) above, and to execute all papers necessary to file patent applications on subject inventions and to establish the Government’s rights in the subject inventions. This disclosure format should require, as a minimum, the information required by subparagraph (c)(1) above. The Contractor shall instruct such employees through employee agreements or other suitable educational programs on the importance of reporting inventions in sufficient time to permit the filing of patent applications prior to U.S. or foreign statutory bars.

(3) The Contractor shall notify the Federal agency of any decision not to continue the prosecution of a patent application, pay maintenance fees, or defend in a reexamination or opposition proceeding on a patent, in any country, not less than 30 days before the expiration of the response period required by the relevant patent office.

(4) The Contractor agrees to include, within the specification of any United States patent application and any patent issuing thereon covering a subject invention, the following statement: “This invention was made with Government support under (identify the contract) awarded by (identify the Federal agency). The Government has certain rights in this invention.”

(5) The Contractor shall establish and maintain active and effective procedures to assure that subject inventions are promptly identified and disclosed to Contractor personnel responsible for patent matters within 6 months of conception and/or first actual reduction to practice, whichever occurs first in performance of work under this contract. These procedures shall include the maintenance of laboratory notebooks or equivalent records and other records as are reasonably necessary to document the conception and/or the first actual reduction to practice of subject inventions, and records that show that the procedures for identifying and disclosing the inventions are followed. Upon request, the Contractor shall furnish the Contracting Officer a description of such procedures for evaluation and for determination as to their effectiveness.

(6) The Contractor agrees, when licensing a subject invention, to arrange to avoid royalty charges on acquisitions involving Government funds, including funds derived through Military Assistance Program of the Government or otherwise derived through the Government, to refund any amounts received as royalty charges on the subject invention in acquisitions for, or on behalf of, the Government, and to provide for such refund in any instrument transferring rights in the invention to any party.

(7) The Contractor shall furnish the Contracting Officer the following:

(i) Interim reports every 12 months (or such longer period as may be specified by the Contracting Officer) from the date of the contract, listing subject inventions during that period and stating that all subject inventions have been disclosed or that there are no such inventions.

(ii) A final report, within 3 months after completion of the contracted work, listing all subject inventions or stating that there were no such inventions, and listing all subcontracts at any tier containing a patent rights clause or stating that there were no such subcontracts.

(8) The Contractor shall promptly notify the Contracting Officer in writing upon the award of any subcontract at any tier containing a patent rights clause by identifying the subcontractor, the applicable patent rights clause, the work to be performed under the subcontract, and the dates of award and estimated completion. Upon request of the Contracting Officer, the Contractor shall furnish a copy of such subcontract, and no more frequently than annually, a listing of the subcontracts that have been awarded.

(9) In the event of a refusal by a prospective subcontractor to accept one of the clauses in subparagraph (g)(1) or (2) below, the Contractor (i) shall promptly submit a written notice to the Contracting Officer setting forth the subcontractor’s reasons for such refusal and other pertinent information that may expedite disposition of the matter and (ii) shall not proceed with such subcontracting without the written authorization of the Contracting Officer.

(10) The Contractor shall provide, upon request, the filing date, serial number and title, a copy of the patent application (including an English-language version if filed in a language other than English), and patent number and

DAAD17-02-C-0073

issue date for any subject invention for which the Contractor has retained title.

(11) Upon request, the Contractor shall furnish the Government an irrevocable power to inspect and make copies of the patent application file.

(g) Subcontracts. (1) The Contractor shall include the clause at 52.227-11 of the Federal Acquisition Regulation (FAR), suitably modified to identify the parties, in all subcontracts, regardless of tier, for experimental, developmental, or research work to be performed by a small business firm or nonprofit organization. The subcontractor shall retain all rights provided for the Contractor in this clause, and the Contractor shall not, as part of the consideration for awarding the subcontract, obtain rights in the subcontractor’s subject inventions.

(2) The Contractor shall include this clause (FAR 52.227-12) in all other subcontracts, regardless of tier, for experimental, developmental, or research work.

(3) In the case of subcontracts, at any tier, when the prime award with the Federal agency was a contract (but not a grant or cooperative agreement), the agency, subcontractor, and the Contractor agree that the mutual obligations of the parties created by this clause constitute a contract between the subcontractor and the Federal agency with respect to those matters covered by this clause.

(h) Reporting utilization of subject inventions. The Contractor agrees to submit on request periodic reports no more frequently than annually on the utilization of a subject invention or on efforts at obtaining such utilization that are being made by the Contractor or its licensees or assignees. Such reports shall include information regarding the status of development, date of first commercial sale or use, gross royalties received by the Contractor, and such other data and information as the agency may reasonably specify. The Contractor also agrees to provide additional reports as may be requested by the agency in connection with any march-in proceedings undertaken by the agency in accordance with paragraph (j) of this clause. To the extent data or information supplied under this paragraph is considered by the Contractor, its licensee or assignee to be privileged and confidential and is so marked, the agency agrees that, to the extent permitted by law, it shall not disclose such information to persons outside the Government. (i) Preference for United States industry. Notwithstanding any other provision of this clause, the Contractor agrees that neither it nor any assignee will grant to any person the exclusive right to use or sell any subject invention in the United States unless such person agrees that any products embodying the subject invention will be manufactured substantially in the United States. However, in individual cases, the requirement for such an agreement may be waived by the Federal agency upon a showing by the Contractor or its assignee that reasonable but unsuccessful efforts have been made to grant licenses on similar terms to potential licensees that would be likely to manufacture substantially in the United States or that under the circumstances domestic manufacture is not commercially feasible.

(j) March-in rights. The Contractor agrees that with respect to any subject invention in which it has acquired title, the Federal agency has the right in accordance with the procedures in FAR 27.304-1(g) to require the Contractor, an assignee, or exclusive licensee of a subject invention to grant a nonexclusive, partially exclusive, or exclusive license in any field of use to a responsible applicant or applicants, upon terms that are reasonable under the circumstances, and if the Contractor, assignee, or exclusive licensee refuses such a request, the Federal agency has the right to grant such a license itself if the Federal agency determines that—

(1) Such action is necessary because the Contractor or assignee has not taken, or is not expected to take within a reasonable time, effective steps to achieve practical application of the subject invention in such field of use;

(2) Such action is necessary to alleviate health or safety needs which are not reasonably satisfied by the Contractor, assignee, or their licensees;

(3) Such action is necessary to meet requirements for public use specified by Federal regulations and such requirements are not reasonably satisfied by the Contractor, assignee, or licensees; or

(4) Such action is necessary because the agreement required by paragraph (i) of this clause has not been obtained or waived or because a licensee of the exclusive right to use or sell any subject invention in the United States is in

DAAD17-02-C-0073

breach of such agreement.

(k) Special provisions for contracts with nonprofit organizations. [Reserved]

(l) Communications.

NOT APPLICABLE

(m) Other inventions. Nothing contained in this clause shall be deemed to grant to the Government any rights with respect to any invention other than a subject invention.

(n) Examination of records relating to inventions. (1) The Contracting Officer or any authorized representative shall, until 3 years after final payment under this contract, have the right to examine any books (including laboratory notebooks), records, and documents of the Contractor relating to the conception or first reduction to practice of inventions in the same field of technology as the work under this contract to determine whether—

(i) Any such inventions are subject inventions;

(ii) The Contractor has established and maintains the procedures required by subparagraphs (f)(2) and (f)(3) of this clause; and

(iii) The Contractor and its inventors have complied with the procedures.

(2) If the Contracting Officer determines that an inventor has not disclosed a subject invention to the Contractor in accordance with the procedures required by subparagraph (f)(5) of this clause, the Contracting Officer may, within 60 days after the determination, request title in accordance with subparagraphs (d)(2) and (d)(3) of this clause. However, if the Contractor establishes that the failure to disclose did not result from the Contractor’s fault or negligence, the Contracting Officer shall not request title.

(3) If the Contracting Officer learns of an unreported Contractor invention which the Contracting Officer believes may be a subject invention, the Contractor may be required to disclose the invention to the agency for a determination of ownership rights.

(4) Any examination of records under this paragraph shall be subject to appropriate conditions to protect the confidentiality of the information involved.

(o) Withholding of payment (this paragraph does not apply to subcontracts). (1) Any time before final payment under this contract, the Contracting Officer may, in the Government’s interest, withhold payment until a reserve not exceeding $50,000 or 5 percent of the amount of the contract, whichever is less, shall have been set aside if, in the Contracting Officer’s opinion, the Contractor fails to—

(i) Establish, maintain, and follow effective procedures for identifying and disclosing subject inventions pursuant to subparagraph (f)(5) above;

(ii) Disclose any subject invention pursuant to subparagraph (c)(1) above;

(iii) Deliver acceptable interim reports pursuant to subdivision (f)(7)(i) above; or

(iv) Provide the information regarding subcontracts pursuant to subparagraph (f)(8) of this clause.

(2) Such reserve or balance shall be withheld until the Contracting Officer has determined that the Contractor has rectified whatever deficiencies exist and has delivered all reports, disclosures, and other information required by this clause.

(3) Final payment under this contract shall not be made before the Contractor delivers to the Contracting Officer all

DAAD17-02-C-0073

disclosures of subject inventions required by subparagraph (c)(1) above, an acceptable final report pursuant to subdivision (f)(7)(ii) above, and all past due confirmatory instruments.

(4) The Contracting Officer may decrease or increase the sums withheld up to the maximum authorized above. No amount shall be withheld under this paragraph while the amount specified by this paragraph is being withheld under other provisions of the contract. The withholding of any amount or the subsequent payment thereof shall not be construed as a waiver of any Government right.

(End of clause)

52.244-2 SUBCONTRACTS (AUG 1998) - ALTERNATE II (AUG 1998)

(a) Definitions. As used in this clause—

Approved purchasing system means a Contractor’s purchasing system that has been reviewed and approved in accordance with Part 44 of the Federal Acquisition Regulation (FAR).

Consent to subcontract means the Contracting Officer’s written consent for the Contractor to enter into a particular subcontract.

Subcontract means any contract, as defined in FAR Subpart 2.1, entered into by a subcontractor to furnish supplies or services for performance of the prime contract or a subcontract. It includes, but is not limited to, purchase orders, and changes and modifications to purchase orders.

(b) This clause does not apply to subcontracts for special test equipment when the contract contains the clause at FAR 52.245-18, Special Test Equipment.

(c) When this clause is included in a fixed-price type contract, consent to subcontract is required only on unpriced contract actions (including unpriced modifications or unpriced delivery orders), and only if required in accordance with paragraph (d) or (e) of this clause.

(d) If the Contractor does not have an approved purchasing system, consent to subcontract is required for any subcontract that—

(1) Is of the cost-reimbursement, time-and-materials, or labor-hour type; or

(2) Is fixed-price and exceeds—

(i) For a contract awarded by the Department of Defense, the Coast Guard, or the National Aeronautics and Space Administration, the greater of the simplified acquisition threshold or 5 percent of the total estimated cost of the contract; or

(ii) For a contract awarded by a civilian agency other than the Coast Guard and the National Aeronautics and Space Administration, either the simplified acquisition threshold or 5 percent of the total estimated cost of the contract.

(e) If the Contractor has an approved purchasing system, the Contractor nevertheless shall obtain the Contracting Officer’s written consent before placing the following subcontracts:

(f)(1) The Contractor shall notify the Contracting Officer reasonably in advance of placing any subcontract or modification thereof for which consent is required under paragraph (c), (d), or (e) of this clause, including the following information:

(i) A description of the supplies or services to be subcontracted.

DAAD17-02-C-0073

(ii) Identification of the type of subcontract to be used.

(iii) Identification of the proposed subcontractor.

(iv) The proposed subcontract price.

(v) The subcontractor’s current, complete, and accurate cost or pricing data and Certificate of Current Cost or Pricing Data, if required by other contract provisions.

(vi) The subcontractor’s Disclosure Statement or Certificate relating to Cost Accounting Standards when such data are required by other provisions of this contract.

(vii) A negotiation memorandum reflecting—

(A) The principal elements of the subcontract price negotiations;

(B) The most significant considerations controlling establishment of initial or revised prices;

(C) The reason cost or pricing data were or were not required;

(D) The extent, if any, to which the Contractor did not rely on the subcontractor’s cost or pricing data in determining the price objective and in negotiating the final price;

(E) The extent to which it was recognized in the negotiation that the subcontractor’s cost or pricing data were not accurate, complete, or current; the action taken by the Contractor and the subcontractor; and the effect of any such defective data on the total price negotiated;

(F) The reasons for any significant difference between the Contractor’s price objective and the price negotiated; and

(G) A complete explanation of the incentive fee or profit plan when incentives are used. The explanation shall identify each critical performance element, management decisions used to quantify each incentive element, reasons for the incentives, and a summary of all trade-off possibilities considered.

(2) If the Contractor has an approved purchasing system and consent is not required under paragraph (c), (d), or (e) of this clause, the Contractor nevertheless shall notify the Contracting Officer reasonably in advance of entering into any (i) cost-plus-fixed-fee subcontract, or (ii) fixed-price subcontract that exceeds either the simplified acquisition threshold or 5 percent of the total estimated cost of this contract. The notification shall include the information required by paragraphs (f)(1)(i) through (f)(1)(iv) of this clause.

(g) Unless the consent or approval specifically provides otherwise, neither consent by the Contracting Officer to any subcontract nor approval of the Contractor’s purchasing system shall constitute a determination—

(1) Of the acceptability of any subcontract terms or conditions;

(2) Of the allowability of any cost under this contract; or

(3) To relieve the Contractor of any responsibility for performing this contract.

(h) No subcontract or modification thereof placed under this contract shall provide for payment on a cost-plus-a-percentage-of-cost basis, and any fee payable under cost-reimbursement type subcontracts shall not exceed the fee limitations in FAR 15.404-4(c)(4)(i).

(i) The Contractor shall give the Contracting Officer immediate written notice of any action or suit filed and prompt notice of any claim made against the Contractor by any subcontractor or vendor that, in the opinion of the

DAAD17-02-C-0073

Contractor, may result in litigation related in any way to this contract, with respect to which the Contractor may be entitled to reimbursement from the Government.

(j) The Government reserves the right to review the Contractor’s purchasing system as set forth in FAR Subpart 44.3.

(k) Paragraphs (d) and (f) of this clause do not apply to the following subcontracts, which were evaluated during negotiations:

NOT APPLICABLE

52.247-1 COMMERCIAL BILL OF LADING NOTATIONS (APR 1984)

If the Contracting Officer authorizes supplies to be shipped on a commercial bill of lading and the Contractor will be reimbursed these transportation costs as direct allowable costs, the Contractor shall ensure before shipment is made that the commercial shipping documents are annotated with either of the following notations, as appropriate:

(a) If the Government is shown as the consignor or the consignee, the annotation shall be:

“Transportation is for the U.S. Army Research Laboratory and the actual total transportation charges paid to the carrier(s) by the consignor or consignee are assignable to, and shall be reimbursed by, the Government.”

(b) If the Government is not shown as the consignor or the consignee, the annotation shall be:

“Transportation is for the U.S. Army Research Laboratory and the actual total transportation charges paid to the carrier(s) by the consignor or consignee shall be reimbursed by the Government, pursuant to cost-reimbursement contract no. DAAD17-02-C-0073. This may be confirmed by contacting the contracting officer.”

52.252-2 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):

http://farsite.hill.af.mil/VFDFARa.htm

http://www.arnet.gov/far

52.252-6 AUTHORIZED DEVIATIONS IN CLAUSES (APR 1984)

(a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of “(DEVIATION)” after the date of the clause.

(b) The use in this solicitation or contract of any DFAR (48 CFR Part 2) clause with an authorized deviation is indicated by the addition of “(DEVIATION)” after the name of the regulation.

252.235-7010 Acknowledgment of Support and Disclaimer. (MAY 1995)

(a) The Contractor shall include an acknowledgment of the Government’s support in the publication of any material based on or developed under this contract, stated in the following terms: This material is based upon work supported by the U.S. ARMY RESEARCH LABORATORY under Contract No. DAAD17-02-C-0073.

(b) All material, except scientific articles or papers published in scientific journals, must, in addition to

DAAD17-02-C-0073

any notices or disclaimers by the Contractor, also contain the following disclaimer: Any opinions, findings and conclusions or recommendations expressed in this material are those of the author(s) and do not necessarily reflect the views of the U.S. ARMY RESEARCH LABORATORY.

DAAD17-02-C-0073

SECTION J List of Documents, Exhibits and Other Attachments

Section J Table Of Contents

DOCUMENT TYPE	DESCRIPTION	PAGES	DATE
Exhibit A	CLIN 0002 CDRL(s)	4	FEB-07-2002
Attachment 1	Approved Subcontracting Plan	13	MAR-09-2002
Attachment 2	Evidence of Bilateral Award	1	FEB-28-2002

DAAD17-02-C-0073

Exhibit A

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)					Form Approved OMB No. 0704-0188
Public reporting burden for this collection of information is estimated to average 200 hour per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.		B. EXHIBIT
0002				TOP
D. SYSTEM/ITEM			E. CONTRACT/PR NO.	F. CONTRACTOR
Data IAW DD 1423, Contract Data			W71B7J-2030-B325

1. DATA ITEM NO.	2. TITLE OF DATA ITEM			3. SUBTITLE				17. PRICE GROUP
A001	STATUS REPORT			TECH & COST EXPENDITURE REPORT

4. AUTHORITY (Date Acquisition Document No.)			5. CONTRACT REFERENCE		6. REQUIRING OFFICE			18. ESTIMATED TOTAL PRICE
DI-MGMT-80368			SOW C.14.2		AMSRL-SE-EM

7. DD 260 REQ LT	9. DIST STATEMENT REQUIRED C	10. FREQUENCY QRTLY	12. DATE OF FIRST SUBMISSION 105 DAYS ACA		14. DISTRIBUTION
b. COPIES
8. APP CODE N/A		11. AS OF DATE NA	13. DATE OF SUBSEQUENT SUBMISSION SEE BLK 16	a. ADDRESSEE	Draft	Final
						Reg	Repro
16.REMARKS				AMSSB-ACA-P	0	0	0
BLK D: SEMI CONDUCTOR UV OPTICAL SOURCES (SUVOS)				COPY OF LTR	0	0	0
				AMSRL-SE-EM	0	1	0
BLK 4: EACH REPORT SHALL BE DELIVERED ELECTRONICALLY AS AN EMAIL ATTACHMENT MS WORD COMPATIBLE DOCUMENT. REPORT SHALL CONSIST OF NO MORE THAN TEN (10) PAGES. EMAIL ADDRESSES ARE AS FOLLOWS: PAMIRTHARAJ@ARL.ARMY.MIL AND jcarrano@da.pa.mil BLK 9: DISTRIBUTION STATEMENT C. DISTRIBUTION AUTHORIZED TO U.S. GOVERNMENT AGENCIES AND THEIR AUTHORIZED CONTRACTORS. FURTHER DISTRIBUTION ONLY AS AUTHORIZED BY ARL FORM 1A. BLK 13: SUBSEQUENT SUBMISSIONS SHALL BE MADE NLT THE 10TH DAY OF THE MONTH FOLLOWING THE PERIOD OF PERFORMANCE REPORTING ON.				DARPA/MTO	0	1	0
				15. TOTAL	0	2	0
G. PREPARED BY		H. DATE		I. APPROVED BY	J. DATE
DR PAUL AMIRTHARAJ		07-Feb-2002		NORMAN LEKANG	07-Feb-2002
DD Form 1423-1, AUG 96 (EG)		Previous editions are obsolete

DAAD17-02-C-0073

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)					Form Approved OMB No. 0704-0188
Public reporting burden for this collection of information is estimated to average 200 hour per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.		B. EXHIBIT
0002			TOP

D. SYSTEM/ITEM			E. CONTRACT/PR NO.	F. CONTRACTOR
Data IAW DD 1423, Contract Data			W71B7J-2030-B325
1. DATA ITEM NO.	2. TITLE OF DATA ITEM			3. SUBTITLE				17. PRICE GROUP

A001	STATUS REPORT			TECH & COST EXPENDITURE REPORT

4. AUTHORITY (Date Acquisition Document No.)			5. CONTRACT REFERENCE		6. REQUIRING OFFICE			18. ESTIMATED TOTAL PRICE

DI-MGMT-80368			SOW C.14.2		AMSRL-SE-EM

7. DD 260 REQ LT	9. DIST STATEMENT REQUIRED C	10. FREQUENCY QRTLY	12. DATE OF FIRST SUBMISSION 105 DAYS ACA		14. DISTRIBUTION
b. COPIES
8. APP CODE N/A		11. AS OF DATE NA	13. DATE OF SUBSEQUENT SUBMISSION SEE BLK 16	a. ADDRESSEE	Draft	Final
						Reg	Repro
16.REMARKS				AMSSB-ACA-P	0	1	0
BLK D: SEMI CONDUCTOR UV OPTICAL SOURCES (SUVOS)				COPY OF LTR	0	1	0
				AMSRL-SE-EM	1	2	0
BLK 4: EACH REPORT SHALL BE DELIVERED ELECTRONICALLY AS AN EMAIL ATTACHMENT MS WORD COMPATIBLE DOCUMENT. REPORT SHALL CONSIST OF NO MORE THAN TEN (10) PAGES. EMAIL ADDRESSES ARE AS FOLLOWS: PAMIRTHARAJ@ARL.ARMY.MIL AND jcarrano@da.pa.mil BLK 9: DISTRIBUTION STATEMENT C. DISTRIBUTION AUTHORIZED TO U.S. GOVERNMENT AGENCIES AND THEIR AUTHORIZED CONTRACTORS. FURTHER DISTRIBUTION ONLY AS AUTHORIZED BY ARL FORM 1A. BLK 13: SUBSEQUENT SUBMISSIONS SHALL BE MADE NLT THE 10TH DAY OF THE MONTH FOLLOWING THE PERIOD OF PERFORMANCE REPORTING ON.				DARPA/MTO	0	1	1
				15. TOTAL	0	2	0
G. PREPARED BY		H. DATE		I. APPROVED BY	J. DATE

DR PAUL AMIRTHARAJ		07-Feb-2002		NORMAN LEKANG	07-Feb-2002

DD Form 1423-1, AUG 96 (EG)		Previous editions are obsolete

DAAD17-02-C-0073

ATTACHMENT 1

ARMY RESEARCH LABORATORY

Report Title Goes Here

Any Subtitles Go Here

By Some Author and Another Author

ARL-CR-XXX	Month XXXX

Prepared by

Whatever Technology Corporation

0000 Research Drive

Anywhere, ST 20006-1000

Under contract

DAAD17-XX-C-XXXX

DISTRIBUTION STATEMENT GOES HERE

DAAD17-02-C-0073

ATTACHMENT 2

The findings in this report are not to be construed as an official Department of the Army position unless so designated by other authorized documents.

Citation of manufacturer’s or trade names does not constitute an official endorsement or approval of the use thereof.

DESTRUCTION NOTICE: For classified documents, follow the procedures in DoD 2500.22-M, Industrial Security Manual, Section 11-19 or DoD 5200.1-R, Information Security Program Regulation, Chapter IX. For unclassified, limited documents, destroy by any method that will prevent disclosure of contents or reconstruction of the document.

DAAD17-02-C-0073

CREE, INC.

MASTER SMALL BUSINESS

SUBCONTRACTING PLAN

FOR THE DEPARTMENT OF DEFENSE CONTRACTS AND

MAJOR SUBCONTRACTS

Small Business Concerns/Veteran Owned Small Business Concerns and Service-Disabled Veteran-Owned Small Business/Hubzone Small Business Concerns/Small Business Concerns Owned and Controlled By Socially and Economically Disadvantaged Individuals/Small Business Concerns Owned and Controlled By Women

DAAD17-02-C-0073

CREE, INC.

MASTER SMALL BUSINESS

SUBCONTRACTING PLAN

Contractor    Cree,Inc.(Cree)

Address:        4600 Silicon Drive

     Durham, NC 27703-8475

This is a Master Small Business Subcontracting Plan. This Plan contains all the required elements of an individual contract plan except individual goals established for each Government contract or major subcontract. In addition, Cree shall submit a contract specific Plan to the contracting officer/buyer for final negotiation and approval. The contract specific plan will include goals based on the planned subcontracting for that contract.

STATEMENT OF POLICY:

It is the policy of Cree that small business concerns, veteran-owned small business concerns and service-disabled veteran-owned small business concerns, HUBZone small business concerns, small business concerns owned and controlled by socially and economically disadvantaged individuals, and small business concerns owned and controlled by women shall have the maximum practicable opportunity to participate in subcontracting at Cree. Cree hereby agrees to carry out this policy in awarding of subcontracts to the fullest extent, consistent with the efficient performance of Government contracts and subcontracts. Cree further agrees to cooperate in any studies or surveys as may be conducted by the Small Business Administration, or the awarding agency/department of the United States as any be necessary to determine the extent of compliance with Federal Acquisition Regulation (FAR) 52.219-8 clause titled, “Utilization pf Small Business Concerns (UCT 2000 Oct 1999).”

1. CONTRACT SPECIFIC GOALS

Cree shall submit proposed contract specific subcontracting goals for the term of each Government contractor major subcontract. The Contract Specific Plan submittal shall include goals for small business concerns (SB), veteran-owned small business concerns (VOSB) small business concerns owned and controlled by socially and economically disadvantaged individuals (BD8). HUBZone small business concerns (HUB), and small business concerns owned and controlled by women (WOSB). Service-disabled veteran-owned small business concerns meet the definition of veteran-owned small business concerns, and they will be included within the subcontracting plan goal for veteran-owned small business concerns. The negotiated and established goals of the Contract Specific Plan will be incorporated into this Master Plan by this reference, upon signature of the parties, and will not require contract modification.

The proposed goals shall be based upon an established percentage of estimated commercial purchases, which will be derived from the current fiscal year budget. Goals for the utilization of SB, VOSB, SDB, HUB, and WOSB subcontractors shall be expressed in both dollars and percentages for total planned dollars to be subcontracted; total dollars planned to be subcontracted to SB; total dollars planned to be subcontracted to VOSB, total dollars planned to be subcontracted to HUB; total dollars to be subcontracted to SDB; and total dollars planned to

DAAD17-02-C-0073

CREE, INC.

MASTER SMALL BUSINESS

SUBCONTRACTING PLAN

be subcontracted to WOSB concerns, unless otherwise required by the Contracting Officer/buyer.

Cree’s subcontracting goals shall be set at a level that the parties reasonably expect can result expending good faith efforts to use SB, VOSB, SDB, HUB and WOSB subcontractors.

2.	DESCRIPTION OF SUPPLIERS AND SERVICES

The principal products and/or services to be subcontracted for the Contract Specific Plan, and the types of businesses supplying them shall be identified in an Attachment A to the Contract Specific Plan.

3.	METHODOLOGY – GOALS

a)	The type of products/services typically needed by Cree is reviewed periodically to establish additional materials and services that are likely to be performed by a concern other than Cree.

b)	The Scope of Work for each Contract/subcontract is reviewed to establish potential material and services that could likely be performed by a concern other than Cree.

c)	From the total estimate of potential subcontracted items, a list of those items that are candidates for small businesses is established.

d)	From the total estimate of potential subcontracted items to small businesses, a list of those items that could be subcontracted to veteran-owned small business concerns is established

e)	From the total estimate of potential subcontracted items to small businesses, a list of those items that could be subcontracted to small disadvantaged business concerns is established.

f)	From the total estimate of potential subcontracted items, a list of those items that are candidates for HUBZone small business concerns is established.

g)	From the total estimate of potential subcontracted items to small business, a list of those items that could be subcontracted to women-owned small business concerns is established.

4.	METHODOLOGY—POTENTIAL SOURCES

In the establishment of potential SB/V0SB/SDB/HUB/V0SB sources for solicitation purposes, the following resources are used:

a)	Cree Company Approved Supplier List:

DAAD17-02-C-0073

CREE, INC.

MASTER SMALL BUSINESS

SUBCONTRACTING PLAN

b)	the Small Business Administration’s (SBA)Pro-Net system, (http://pro-net.sba.gov/);

c)	the National Minority Business Council Vendor Information Service, (http://www.nmbc.org/)

d)	the Minority Business Development Administration’s Phoenix database, (http://www.mbda.gov/vendors.html);

e)	the HUBZone data base in the Pro-Net system, (http://pro-net.sba.gov/):

f)	the 8(a)search database available through Pro-Net (http://pro-net.sba.gov/);

g)	the Woman-Owned Small business database available through Pro-Net (http://pro-net.sba.gov/)

h)	the Information Division of the Minority Business Development Agency in the Department of Commerce

i)	the local Industrial Services Directory:

j)	other small and minority business associations, and

k)	Networking opportunities with the local Chamber of Commerce.

1)	Office of Veterans Business Development (http://www.sba.govNETS/)

5.	INDIRECT COSTS

In accordance with FAR 52.219-9(OCT2000) (Cree has decided not to include indirect costs in the goals specified for its individual contracts, however, for reporting purposes on the SF295 we will allocate a portion of indirect cost in accordance with the portion of DOD sales versus total company sales.

6.	RESPONSIBILITIES FOR IMPLEMENTATION

This Master Subcontracting Plan and Contract Specific Plan there under, are to be administered by Cree to assure that the provisions of applicable Law and the plan are implemented and performed. Any change in the name of the administrator will be communicated without delay to the Contracting Officer/buyer by letter and will not require a contract modification.

The following individual will administer the subcontracting program:

Name:	Carmen L. Hayes

Title:	Contract Administrator Small Business Utilization Specialist

Address:	4600 Silicon Drive
Durham, NC 27703

Telephone:	919-313-5644

Email:	Carmen_hayes@cree.com

This individual’s specific duties as they relate to this Subcontracting Program shall include, but are not limited to

a)	Oversee compliance with the content of this Plan:

DAAD17-02-C-0073

CREE, INC.

MASTER SMALL BUSINESS

SUBCONTRACTING PLAN

b)	Ensure that all Government subcontracts placed contain the latest provisions regarding small business and small disadvantaged business subcontracting and that the requirements of FAR 52.219-9 as implemented by this Plan are being fulfilled by Cree’s large business subcontractors;

c)	Assure inclusion of SB, VOSB, SDB, HUB, WOSB concerns in all solicitations for products or services which they are capable of providing;

d)	Review solicitations to remove statements, clauses, etc. which may tend to restrict or prohibit SB, VOSB, SDB, HUB, WOSB participants;

e)	Participate in Business Opportunity Workshops, Minority Business Enterprise, Seminars, Trade Fairs, etc., to assist SB, VOSB, SDB, HUB and WOSB concerns, and to discuss subcontracting opportunities with them. Plan to attend one DOD southeast council meeting per year;

f)	Perform periodic audit of sub-tier subcontracting plans to measure progress of goals and monitor attainment of goals under each Contract Specific Plan:

g)	Prepare and submit periodic subcontracting reports including SF 294/295, and cooperate in studies and surveys as required;

h)	Assist in developing and maintaining bidders list of SB, VOSB, SDB, HUB and WOSB concerns from all possible sources;

i)	Participate in procuring, planning and selection of potential sources to ensure that SB, VOSB, SDB, HUB and WOSB concerns are offered every opportunity to participate in the program;

j)	Coordinate and participate with the SBA small business utilization specialist, and other groups to locate capable firms.

k)	Facilitate the use of SB/VOSB/SBD/HUB/WOSB by ensuring that adequate time is allowed for preparation of bids and that solicitation quantities, specifications, and delivery schedule facilitate the participating by such concerns.

l)	Counsel and discuss subcontracting opportunities with representatives of SB/VOSB/SDB/HUB/WOSB firms.

m)	Provide notice of subcontractors concerning penalties and remedies for misrepresentations of business size status as SB/VOSB/B/SDB/HUB/WOSB for the purpose of obtaining a subcontract that is to be included as part or all of a goal.

n)	Coordinate and participate in annual program review.

o)	Maintain vendor certification.

DAAD17-02-C-0073

CREE, INC.

MASTER SMALL BUSINESS

SUBCONTRACTING PLAN

7.	DESCRIPTION OF EFFORTS

In the establishment of the SB, VOSB, SDB, HUB, WOSB goals, the following resources are used: the Company Approved Supplier List; the Small Business Administration’s Pro-Net system, (http://pro-net.sba.gov/); the National Minority Purchasing Council Vendor Information Service; the Minority Business Development Administration’s Phoenix database, (http://www.mbda.gov/vendors.html); the Research and Information Division of the Minority Business Development Agency in the Department of Commerce, and other small and minority business associations.

Outreach efforts include:

a)	Assignment by name of specific individuals to carry out the requirements of company policies and procedures;

b)	Provision of technical and management assistance to small business, small disadvantaged business concerns and women-owned business concerns to ensure complete understanding of requirements;

c)	Assuring that Cree will consider small business concerns in all “make-or-buy decisions-’ and maintain records of these processes;

d)	Institute a program to recognize purchasing personnel who excel in administering the Cree subcontracting program,

e)	Participation in local Small Business Opportunity Fairs;

f)	Institute a program that recognizes small business participation in the success of performing Government contracts and major subcontracts: and

g)	Where additional bidders are required, the following publications will be used to search for capable firms:

a.	Minority Business Enterprise published by the Defense Logistics Agency.

b.	Diversity Information Resources, National Business Campaign, 1201 12th Ave, N, Minneapolis, MN 55411, (http://www.tryusdir.com)

c.	The Regional Minority Purchasing Council’s listings.

d.	The Women-Owned Business directory.

e.	National Minority Council mailing list.

f.	An outreach effort will be made to solicit the assistance of local, state, and federal officers, trade and manufacturing associations, and labor organizations in identifying qualified firms.

DAAD17-02-C-0073

CREE, INC.

MASTER SMALL BUSINESS

SUBCONTRACTING PLAN

8.	COMPLIANCE WITH FEDERAL ACQUISITION REGULATIONS (FAR)

Cree will include the FAR clause 52.219-8, titled “Utilization of Small Business Concerns, (OCT 2000), in all subcontracts supporting Government contracts that offer further subcontracting opportunities, except contracts for personal services or subcontracts to be performed outside any territory or possession of the United States. Cree will require all subcontractors (except small business concerns) who support Government contracts and who receive subcontracts of $500,000 or in the case of a subcontract for the construction of any public facility, $1,000,000, and which offer further subcontracting possibilities to adopt and submit a plan similar to the Cree Plan, and one that complies with the requirements of the stated FAR clause.

9.	REPORTING

Cree give assurance of:

a)	Cooperation in any studies or surveys that may be required by the contracting agency, or the SBA.

b)	Submission, of periodic reports that show compliance with the subcontracting plan. Cree may utilize the GSA “Formfill” web site http://fillform.gsa.gov/ to complete and submit required reports,

c)	Submission of Standard Form (SF) 284 “Subcontracting Report for Individual. Contracts,” and SF-295, ‘Summary Subcontract Report,” in accordance with the instructions on the forms.

d)	Ensuring that large business subcontractors with subcontracting plans agree to submit Standard Forms 294 and 295.

Reporting Period	Report Due	Due Date
Oct 1 – Mar 31	SF 294	April 30
Apr 1 – Sep 30	SF 294	October 30
Oct 1 – Mar 31	SF 295	April 30 (DoD only)
Oct 1 – Sep 30	SF 295	October 30
Subcontractor Closeout	SF 294	Subcontract Completion

10.	RECORDS

Cree agrees to maintain at least the following types of records to document compliance with this Subcontracting Plan:

a)	Source lists, guides, and other data identifying SB, VOSB, SDB, HUB and WOSBV concerns;

b)	Organizations contacted in an attempt to locate sources that are SB, VOSB, SDB, HUB and WOSB concerns;

DAAD17-02-C-0073

CREE, INC.

MASTER SMALL BUSINESS

SUBCONTRACTING PLAN

c)	On a subcontract-by-subcontract basis, records on all subcontract solicitations over $100,000; indicating on each solicitation whether any SB, VOSB, SDB, HUB, and WOSB concerns were solicited, and if not, why not;

d)	On a subcontract-by-subcontract basis, records indicating the reason an award was not made to SB, VOSB, SDB, HUB and WOSB concern;

e)	Records to support other outreach efforts; contacts with minority and small business trade associations, contacts with business development organizations, attendance at small and minority business procurement conferences and trade fairs to locate SB, VOSB, SDB, HUB, and WOSB concerns;

f)	Records to support internal activities to guide and encourage buyers through workshops, seminars, training programs and monitoring performance activities to evaluate compliance; and

g)	Records to support award data, including the name, address, and business size of each subcontractor.

Cree hereby submits a request for approval of this Master Subcontracting Plan. This Plan shall be effective for three years after approval, or for the life of any contract/major subcontract that incorporates this Master Subcontracting Plan.

PLAN SUBMITTED BY:

/s/ Cynthia Merrell	Date	12/8/00
NAME

PLAN CONCURRED BY

/s/ Carmen Hayes	Date	11/21/00
Small Business Utilization Specialist

PLAN ACCEPTED BY
/s/ Margerie HocKstetler	Date	1/8/01
Contracting Officer

DAAD17-02-C-0073

CREE, INC.

Contract/Major Subcontract

Specific

SB/HUB/SBD/WOB/VOSB

SUBCONTRACTING PLAN

DAAD17-02-C-0073

CREE, INC.

SB/HUB/SDB/WOB

SUBCONTRACTING PLAN

FOR

CONTRACT/SUBCONTRACT NO: DARPA BAA 02-03

Contractor: Cree, Inc. (Cree)

Address: 4600 Silicon Drive
Durham, NC 27703

Contract Value:	$ [***]

1. GOALS-PERCENTAGE

This Contract Specific Plan relates specifically to the scope of work to be performed under this contract/major subcontract, including support services. Subcontracting opportunities have been found to exist in the scope of work as noted below. Further, Cree will continue to expand subcontracting opportunities for small business concerns, HUBZone small business concerns, small business concerns owned and controlled by socially and economically disadvantaged individuals, and small business concerns owned and controlled by women, as they become known to Cree.

This Contract Specific Plan, hereby incorporated into the tree Master Subcontracting Plan are the following goals:

Small Business (SB)	[***]%

HUBZone Business	[***]%

Small Disadvantaged Business (SDB)	[***]%

Woman-Owned Small Business (WOSB)	[***]%

Veteran-Owned Small/ Business(VOSB)	[***]%

2. GOALS-DOLLAR

Total dollars planned to be subcontracted is $[***] Total dollars planned to be subcontracted to small business concerns is $ [***]. Total dollars planned to be subcontracted to HUBZone’s is $[***]. Total dollars planned to be subcontracted to small disadvantaged business concerns is $ [***]. Total dollars planned to be subcontracted to woman-owned small business is $[***]. Total dollars planned to be subcontracted to veteran-owned small business is $ [***].

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

DAAD17-02-C-0073

CREE, INC.

SB/HUB/SDB/WOB

SUBCONTRACTING PLAN

2. DESCRIPTION OF SUBCONTRACTING OPPORTUNITIES

The principal products and/or services to be subcontracted and the types of businesses to be utilized are included in Attachment 1.

DAAD17-02-C-0073

CREE INC.

SB/HUB/WOB

SUBCONTRACTING PLAN

For

CONTRACT/SUBCONTRACT NO.: DARPA BAA 02-03

Approved:

/s/ Carmen Hayes		2-1-02
Small Business Utilization Specialist, Cree, Inc.	Date

Contracting Officer/Buyer	Date

DAAD17-02-C-0073

Attachment 1

Product	Quantity	$ Amount	Total	Vendor	Business Type	Comments
[***]	228	3.36	766.08	[***]	W	Women owned 3%
[***]	228	90.94	20,734.32	[***]	S	Small Business-33%
[***]	36	375.00	13,500.00	[***]	S	Large Business-64%
[***]	41	1,600.00	65,600.00	[***]	L
[***]	4	500.00	2,000.00	[***]	W

			102,600.40

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE U	PAGE 1 OF 6

2. AMENDMENT/MODIFICATION NO. P00001	3. EFFECTIVE DATE 24-Sep-2003	4. REQUISITION/PURCHASE REQ. NO. W71B7J-2030-B325	5. PROJECT NO. (If applicable)

6. ISSUED BY CODE US ARMY ROBERT MORRIS ACQUISITION CENTER RMAC – ADELPHI 2800 POWDER MILL ROAD AMSSB-ACA ADELPHI MD 20783-1197	W71B7J	7. ADMINISTERED BY (If other than Item 6) DCMC - ATLANTA 805 WALKER STREET SUITE 1 MARIETTA GA 30060-2789	CODE S1103A

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and Zip Code) CREE, INC. CHARLES M. SWOBODA 4600 SILICON DRIVE DURHAM NC 27703			9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
		X	10A. MODIFICATION OF CONTRACT/ORDER NO. DAAD17-02-C-0073

CODE OC9J8	FACILITY CODE	X	10B. DATED (SEE ITEM 13) 01-Feb-2002

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers         ☐ is extended,

☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing items 8 and 15, and returning      copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.	ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. ITEM 10A.

B.	THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES

(such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)

C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

X D.	OTHER (Specify type of modification and authority)

Unilateral Modification pursuant to 10 USC 2304 and Contractor’s e-mail dated 24 SEP 2002.

E. IMPORTANT; Contractor ☒ is not, ☐ is required to sign this document and return          copies to the issuing office.

14.	DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is threefold:

A. 52.005-4401 RELEASE OF INFORMATION (AUG 2001) is deleted and replaced with 52.005-4401 RELEASE OF INFORMATION (JUL 2002) and 52.004-4400

FOREIGN NATIONALS PERFORMING UNDER CONTRACT – ALTERNATE I (AUG 1999) is incorporated to apply to Educational Institutions only.

B. The USARMAC Contracting Point of Contact has changed from Joyce McDonald to Robin Stoltz.

C. In addition, this modification also contains administrative changes to comply with automated contracting system requirements and in no way impacts any of the terms and conditions of the contract.

D. All other terms and conditions of the contract remain unchanged.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF SIGNER (Type or print) THEODORE WEITZMAN/CONTRACTING OFFICER

15B. CONTRACTOR/OFFEROR (Signature of person authorized to sign)	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA By: /s/ Theodore Weitzman (Signature of Contracting Officer)	16C. DATE SIGNED 24-Sep-2002

NSN 7540-01-152-8070 PREVIOUS EDITION UNUSABLE ConWrite Version 4.1.4 Created 06 Sep 2001 9:31 AM		STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

DAAD17-02-C-0073

P00001

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

Changes in Solicitation/Contract/Order Form

The discount terms has changed from NET 30 to Net 30 Days

Changes in Section B

CLIN 0001

The acceptance terms number of days has increased from 0 by 7 to 7

CLIN 0002

The acceptance terms number of days has increased from 0 by 7 to 7

CLIN 0003

The acceptance terms number of days has increased from 0 by 7 to 7

CLIN 0004

The acceptance terms number of days has increased from 0 by 7 to 7

DAAD17-02-C-0073

P00001

Changes in Section B

The following clauses which are incorporated by full text have been added or modified:

52.004-4401 RMAC POINT OF CONTACT (MAR 2000)

The RMAC point of contact for this action is:

Contract Specialist: Robin Stoltz

Telephone Number: 301-394-3381

Fax Number: 301-394-2852

Email: rstoltz@arl.army.mil

(End of clause)

DAAD17-02-C-0073

P00001

Changes in Section G

Summary for the Payment Office

The total funded amount of the contract remains unchanged.

DAAD17-02-C-0073

P00001

Changes in Section H

The following clauses which are incorporated by full text have been added or modified:

52.004-4400 FOREIGN NATIONALS PERFORMING UNDER CONTRACT - ALTERNATE I

                      (AUG 1999) (APPLIES TO EDUCATIONAL INSTITUTIONS ONLY)

In accordance with 8 USC 1324a, it is unlawful to hire for employment in the US an individual without verifying that individual’s employment authorization. 8 CFR 274a.2 VERIFICATION OF EMPLOYMENT ELIGIBILITY identifies the official documents that establish employment eligibility.

Prior to performance of work by a foreign national as a result of this contract, the employer shall provide the Contracting Officer the name of the foreign national and identify the type of form (s) produced for verification of employment status. Should the foreign national’s performance require access to DoD facilities, the employer shall coordinate with the sponsor providing access, in order to submit the following:

1. Individual’s Name

2. Citizenship

3. Date and Location of the Visit

4. Purpose of the Visit

5. Passport Number

6. Employer’s Verification of Work Authorization

(End of clause)

52.005-4401 RELEASE OF INFORMATION (JUL 2002)

Army Regulations (AR) 530-1 and AR 360-1 prescribe Department of the Army policies for operations security (OPSEC) review prior to public release. These include:

(1) Procurement instruments and solicitations (including grants, cooperative agreements, etc.), abstracts, papers, technical reports, articles, point papers, news releases, short items to be included in other publications, academic papers on work-related subject matter, speeches, briefings, media presentations, training materials, munitions cases, environmental impact statements, and other forms of information, including film, audio tapes and video cassettes which could divulge non-releasable, unclassified information

(2) Information posted on electronic bulletin boards, passed over unsecured electronic mail systems, or posted in a manner to the World Wide Web

These policies are applicable to unclassified contracts/instruments as well as the classified contracts/instruments governed in this respect by DD Form 254.

Army policy is to make available to the public the maximum accurate information on Army contract/instrument relationships, industry/academic accomplishments, and scientific achievements. In furtherance of this policy, each party agrees to confer and consult with each other prior to publication or any other disclosure of information relating to efforts under this contract/instrument. Prior to any public publication or disclosure, each party will offer the other

DAAD17-02-C-0073

P00001

party ample opportunity to review the proposed publication or disclosure, to submit objections, and to file application letters for patents in a timely manner. The contractor shall allow 60 days for completion of this process.

Your organization will provide the Public Affairs Office any public release of information on this contract/instrument by forwarding the material to be released and a transmittal letter identifying the contract/instrument number the specific information to be released, the medium to be used, the purpose of the release, the cognizant Science Officer, Technical Monitor, or Contracting Officer’s Representative to the addresses shown below.

U.S. Army Research Laboratory	U.S. Army Robert Morris Acquisition Center
Public Affairs Office	Adelphi Contracting Division
ATTN: AMSRL-CS-PA	ATTN: AMSSB-ACA-C
2800 Powder Mill Road	2800 Powder Mill Road
Adelphi, Maryland 20783-1197	Adelphi, Maryland 20783-1197

M/F: Contract No.: DAAD17-02-C-0073

The contractor shall assure that an acknowledgment of Government support and disclaimer of Government endorsement as set forth below shall appear on each publication or presentation of material based on or developed under this program. These statements shall appear either on the title/first page or the final page of such documents -

“The research reported in this document/presentation was performed in connection with contract/instrument DAAD17-02-C-0073 with the U.S. Army Research Laboratory. The views and conclusions contained in this document/presentation are those of the authors and should not be interpreted as presenting the official policies or position, either expressed or implied, of the U.S. Army Research Laboratory or the U.S. Government unless so designated by other authorized documents. Citation of manufacturer’s or trade names does not constitute an official endorsement or approval of the use thereof. The U.S. Government is authorized to reproduce and distribute reprints for Government purposes notwithstanding any copyright notation hereon.”

(End of clause)

AMENDMENT OF SOLICITATION//MODIFICATION OF CONTRACT	1. CONTRACT ID CODE T	PAGE 1 OF 3

2. AMENDMENT/MODIFICATION NO. P00002	3. EFFECTIVE DATE 16-Dec-2002	4. REQUISITION/PURCHASE REQ. NO. SEE SCHEDULE	5. PROJECT NO. (If applicable)

6. ISSUED BY CODE US ARMY ROBERT MORRIS ACQUISITION CENTER RMAC – ADELPHI 2800 POWDER MILL ROAD AMSSB-ACA ADELPHI MD 20783-1197	W71B7J	7. ADMINISTERED BY (If other than Item 6) DCMC - ATLANTA 805 WALKER STREET, SUITE 1 MARIETTA, GA 30060-2789	CODE S1103A

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and Zip Code) CREE INC. CHARLES M. SWOBOA 4600 SILICON DRIVE DURHAM, NC 27703			9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
		(X)	10A. MODIFICATION OF CONTRACT/ORDER NO DAAD17-02-C-0073

CODE 0C9J8	FACILITY CODE	(X)	10B. DATED (SEE ITEM 13) 20-MAR-2002

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐	The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended,
☐	is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing items 8 and 15, and returning          copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.

If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED ITEM 14.

A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. ITEM 10A.

B.	THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D.	OTHER (Specify type of modification and authority)

Unilateral Modification pursuant to 10 USC 2304 and Contractor’s e-mail dated 24 SEP 2002.

E.	IMPORTANT; Contractor ☒ is not, ☐ is required to sign this document and return copies to the issuing office.

14.	DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to add an increment of funds in the amount of $ [***], as follows:

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) THEODORE WEITZMAN/CONTRACTING OFFICER TEL: 301-394-3165 EMAIL: tweitzman@arl.army.mil

15B. CONTRACTOR/OFFEROR 15C. DATE SIGNED /s/ (Signature of person authorized to sign)	16B. UNITED STATES OF AMERICA 16C. DATE SIGNED By: /s/ Theodore Weitzman 24-Sep-2002 (Signature of Contracting Officer)

EXCEPTION TO SF 30 30-105-04 APPROVED BY FORM 11-84	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the

DAAD17-02-C-0073

P00002

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION B - SUPPLIES OR SERVICES AND PRICES

CLIN 0002

The test type No Test has been added.

SUBCLIN 000101 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000101
Incremental Funding for CLIN 0001
CS
PURCHASE REQUEST NUMBER: W71B7J-2347-B321
				ESTIMATED COST SHARE RATIO	[***]
	ACRN AC Funded Amount				[***]

FOB: Destination

SECTION E - INSPECTION AND ACCEPTANCE

The following Acceptance/Inspection Schedule was added for SUBCLIN 000101:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
N/A	N/A	N/A	Government

SECTION G - CONTRACT ADMINISTRATION DATA

Accounting and Appropriation

Summary for the Payment Office

As a result of this modification, the total funded amount for this document was increased by $[***] from $[***] to $[***].

SUBCLIN 000101:

Funding on SUBCLIN 000101 is initiated as follows:

ACRN: AC

Acctng Data:

973040013010RPARGO3H20M891000255YANEM00W71B7J2347B3213N17GGS18129

Increase: $[***]

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

DAAD17-02-C-0073

P00002

Total: $[***]

(End of Summary of Changes)

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE T	PAGE 1 OF 8

2. AMENDMENT/MODIFICATION NO. P00003	3. EFFECTIVE DATE 05-May-2003	4. REQUISITION/PURCHASE REQ. NO. SEE SCHEDULE	5. PROJECT NO. (If applicable)

6. ISSUED BY US ARMY ROBERT MORRIS ACQUISITION CENTER RMAC – ADELPHI 2800 POWDER MILL ROAD AMSSB-ACA ADELPHI MD 20783-1197	CODE W71B7J	7. ADMINISTERED BY (If other than Item 6) DCMC - ATLANTA 805 WALKER STREET SUITE 1 MARIETTA GA 30060-2789	CODE S1103A

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and Zip Code) CREE, INC. CHARLES M. SWOBODA 4600 SILICON DRIVE DURHAM NC 27703			9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
		X	10A. MODIFICATION OF CONTRACT/ORDER NO DAAD17-02-C-0073

CODE OC9J8	FACILITY CODE	X	10B. DATED (SEE ITEM 13) 20-Mar-2002

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers            ☐ is extended,

☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing items 8 and 15, and returning      copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.

If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.	ACCOUNTING AND APPROPRIATION DATA (If required)

 See Schedule

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

X A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT

ORDER NO. ITEM 10A.

FAR 52.243-2 Changes Alt V (AUG 1987)

B.	THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)

C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D.	OTHER (Specify type of modification and authority)

E. IMPORTANT; Contractor ☒ is not, ☐ is required to sign this document and return          copies to the issuing office.

14.	DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is as follows:

(Note: This modification may contain extraneous administrative changes as a result of the Government’s automated contracting system. These extraneous changes do not affect the terms and conditions of the contract.)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF SIGNER (Type or print) THEODORE WEITZMAN/CONTRACTING OFFICER TEL: 301-394-3165 EMAIL: tweitzman@arl.army.mil

15B. CONTRACTOR/OFFEROR 15C. DATE SIGNED (Signature of person authorized to sign)	16B. UNITED STATES OF AMERICA 16C. DATE SIGNED By: /s/ Theodore Weitzman 05-May-2003 (Signature of Contracting Officer)

EXCEPTION TO SF 30 30-105-04 APPROVED BY OIRM 11-84	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

DAAD17-02-C-0073

P00003

SUMMARY OF CHANGES

SECTION SF 30 - BLOCK 14 CONTINUATION PAGE

The following have been added by full text:

MODIFICATION TEXT

A. The purpose of this modification is to fully fund the Government’s share of CLIN 0001, to correct a typographical error in Section B, Cost-Share Explanation, and to issue a Change Order to the Statement of Work, Section C.7.

B. The Contractor has 30 days to submit a cost and schedule impact proposal as a result of the Change Order. The Contractor is advised that unless the estimated cost of this contract is increased in accordance with the provisions of the Limitation of Cost clause or by subsequent written supplemental agreement, any cost incurred by the Contractor in excess of the present cost or funding limit shall be at the Contractor’s sole risk.

SECTION A - SOLICITATION/CONTRACT FORM

The ‘issued by’ organization has changed from

US ARMY ROBERT MORRIS ACQUISITION CENTER

RMAC - ADELPHI

2800 POWDER MILL ROAD

AMSSB-ACA

ADELPHI MD 20783-1197

to

US ARMY ROBERT MORRIS ACQUISITION CENTER

RMAC - ADELPHI

2800 POWDER MILL ROAD

AMSSB-ACC-AC

ADELPHI MD 20783-1197

The ‘Payment will be made by’ organization has changed from

DFAS - COLUMBUS CENTER

DFAS-CO/SOUTH ENTITLEMENT OPERATIONS

P.O. BOX 182264

COLUMBUS OH 43218-2264

to

DFAS - COLUMBUS

SOUTH ENTITLEMENTS OPERATIONS

P.O. BOX 182264

COLUMBUS OH 43218-2264

SECTION B - SUPPLIES OR SERVICES AND PRICES

SUBCLIN 000102 is added as follows:

DAAD17-02-C-0073

P00003

AMOUNT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000102
Incremental Funding for CLIN 0001
CS
Incremental Funding for CLIN 0001
PURCHASE REQUEST NUMBER: W71B7J-3122-B321
				ESTIMATED COST SHARE RATIO	[***]
	ACRN AD Funded Amount				[***]

FOB: Destination

The following have been modified:

[***]

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

DAAD17-02-C-0073

P00003

[***]

Contract Line	Government’s Share	Contractor’s Share	Total Estimated Item # Contract Cost

CLIN 0001	[***]	[***]	[***]
CLIN 0003	[***]	[***]	[***]
CLIN 0004	[***]	[***]	[***]

TOTAL	[***]	[***]	[***]

52.032-4421 INCREMENTAL FUNDING—PERFORMANCE PERIOD (SEP 1999)

This contract is incrementally funded. The amount presently available for payment and allotted to the contract is $ [***]. It is estimated that the allotted funds will cover all areas of contract performance for the period from award of contract through completion of CLIN 0001.

(End of clause)

SECTION C—DESCRIPTIONS AND SPECIFICATIONS

The following have been modified:

STATEMENT OF WORK

Statement of Work

C.0 Introduction

The development of [***] is of critical importance to the military. [***] have application in biological agent detection, non-line-of-sight (NLOS) covert communications, water purification, equipment/personnel decontamination, and white light generation. It is the goal of the [***] program to exploit the unique characteristics of [***]that can be integrated into modules and subsystems to address these applications. The Government is interested in novel ideas that will result in the demonstration of deep [***]. This effort focuses on exploiting the material qualities of the [***] to produce an [***] compatible with the applications cited above.

This program will be conducted in two phases. Phase I (Years 1 and 2) will concentrate on the development of [***] by exploiting the unique characteristics of [***]. Emphasis will be placed on materials needed to realize [***] and [***]. These materials are considered to be on the materials development critical path (MDCP). Also included in the Phase I effort is the [***] of innovative [***] with [***] the [***]. In Option Phase II (Option Years 3 and 4), the emphasis shifts to the optimization of [***] and [***] with [***]. It is expected that the ultimate goal of [***]

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

DAAD17-02-C-0073

P00003

will be achieved through materials development and device innovation initially in the near UV portion of the [***] as part of the Phase I effort. Based on advances in science, materials, and devices in Phase I, the optimization of devices to meet or exceed Option Phase II goals will be realized.

Year 1

C. 1. The Contractor shall develop [***] for [***] necessary for [***] and [***] on [***].

C.1.1 The Contractor shall deliver representative [***] on the MDCP to the Government.

C.2. The Contractor shall grow [***] to reduce [***].

C.2.1 The Contractor shall deliver representative [***] on the MDCP to the Government.

C.3. The Contractor shall fabricate [***].

C.3.1 The Contractor shall deliver representative devices to the Government.

C. 4. The Contractor shall develop optically efficient [***] and [***] comprised of [***] family.

C.4.1 The Contractor shall deliver representative [***] on the MDCP to the Government.

C.4.2 The Contractor shall deliver to the Government [***] with [***] and [***] nine (9) months after the start of the contract.

C.4.3 The Contractor shall deliver to the Government [***] with [***] and [***] nine (9) months after the start of the contract.

C.4.4 The Contractor shall deliver to the Government [***] with [***] and [***] nine (9) months after the start of the contract.

C.4.5 The Contractor shall deliver to the Government [***] with [***] and [***] nine (9) months after the start of the contract.

Year 2

C.5 The Contractor shall develop [***] and [***] comprised of [***] family,

C.5.1 The Contractor shall deliver representative [***] on the MDCP to the Government.

C.6 The Contractor shall grow of III-nitrides on [***] to reduce [***].

C.6.1 The Contractor shall deliver representative [***] on the MDCP to the Government.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

C.7 The contractor shall substantially improve the reliability and lifetimes of [***].

C.7.1 The contractor shall deliver [***] after the start of the contract.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

DAAD17-02-C-0073

P00003

C.7.2 The contractor shall deliver 20 packaged laser diodes (LDs) with peak output wavelength of 360 nm under CW operation and with lifetimes of at least 300 hrs 23 months after the start of the contract.

C.7.3 The contractor shall fabricate and deliver [***] 23 months after the start of the contract.

C.8 The Contractor shall develop [***].

C.8.1 The Contractor shall deliver to the Government [***] with [***] 23 months after the start of the contract.

C.9 The Contractor shall develop [***] including the [***].

C.9.1 The Contractor shall deliver to the Government [***] and [***] 17 months after the start of the contract.

Year 3 (Option CLIN 0003)

C.10 The Contractor shall develop device design for [***] and optimize fabrication process to produce it.

C.10.1 The Contractor shall deliver to the Government [***] and [***] 35 months after the start of the contract.

C.11 The Contractor shall develop device design for [***] and optimize fabrication process to produce it.

C.11.1 The Contractor shall deliver to the Government [***] and [***] 35 months after the start of the contract.

C.12 The Contractor shall develop growth of [***].

C.12.1 The Contractor shall deliver to the Government [***] and [***] with [***] 35 months after the start of the contract.

Year 4 (Option CLIN 0004)

C.13 The Contractor shall develop design for [***] and optimize fabrication process to produce it.

C.13.1 The Contractor shall deliver to the Government [***] and [***] 47 months after the start of the contract.

C.13.2 The Contractor shall deliver to the Government [***] and [***] 41 months after the start of the contract.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

C.13.3 The Contractor shall deliver to the Government [***] and [***] 47 months after the start of the contract.

C.14 OTHER CONTRACT DELIVERABLES

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

DAAD17-02-C-0073

P00003

C.14.1 The contractor shall provide copies of all technical reports submitted for publication (in journals, conference proceedings and other technical reports) under this contract to the technical POC

C.14.2 The Contractor shall complete and submit quarterly and cost expenditure reports throughout the duration of the contract in accordance with DD Form 1423, Contract Data Requirements List, Exhibit A to Section J. Reports shall be marked with the following Distribution Statement:

DISTRIBUTION STATEMENT C: Distribution authorized to U.S. Government Agencies and their contractors, proprietary information, 7 Feb 02. Other requests for this document shall be referred to U.S. Army Research Laboratory, Attn: AMSRL-SE-EM, 2800 Powder Mill Road, Adelphi, MD 20783-1197.

C14.3 The contractor shall provide a comprehensive Final Report at the close of the contract. The report shall detail all activities performed under the contract and provide results and conclusions for each task.

SECTION E—INSPECTION AND ACCEPTANCE

The Acceptance/Inspection Schedule for SUBCLIN 000101 has been changed from:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
N/A	N/A	N/A	Government

To:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 000102:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government

SECTION F - DELIVERIES OR PERFORMANCE

The following Delivery Schedule item has been added to SUBCLIN 000101:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
31-JAN-2004		US ARMY RESEARCH LABORATORY DR PAUL AMIRTHARAJ 2800 POWDER MILL ROAD ADELPHI MD 20783-1197 301-394-0940 FOB: Destination	W71B7J

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

The following Delivery Schedule item has been added to SUBCLIN 000102:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
31-JAN-2004		US ARMY RESEARCH LABORATORY	W71B7J

DAAD17-02-C-0073

P00003

DR PAUL AMIRTHARAJ
2800 POWDER MILL ROAD
ADELPHI MD 20783-1197
301-394-0940
FOB: Destination

SECTION G - CONTRACT ADMINISTRATION DATA

Accounting and Appropriation

Summary for the Payment Office

As a result of this modification, the total funded amount for this document was increased by $ [***] from $[***] to $ [***].

SUBCLIN 000102:

Funding on SUBCLIN 000102 is initiated as follows:

ACRN: AD

Acctng Data:

973040013010RPARGO3H20M891000255YANEM00W71B7J3122B3213N17GGS18129

Increase: $ [***]

Total: $ [***]

(End of Summary of Changes)

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE U	PAGE 1 OF 8

2. AMENDMENT/MODIFICATION NO. P00004	3. EFFECTIVE DATE 01-Jul-2003	4. REQUISITION/PURCHASE REQ. NO. SEE SCHEDULE	5. PROJECT NO. (If applicable)

6. ISSUED BY CODE	W71B7J	7. ADMINISTERED BY (If other than Item 6)	CODE	S1103A

US ARMY ROBERT MORRIS ACQUISITION CENTER RMAC – ADELPHI 2800 POWDER MILL ROAD AMSSB-ACA ADELPHI MD 20783-1197		DCMC - ATLANTA 805 WALKER STREET SUITE 1 MARIETTA GA 30060-2789

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and Zip Code)			9A. AMENDMENT OF SOLICITATION NO.
CREE, INC. CHARLES M. SWOBODA 4600 SILICON DRIVE DURHAM NC 27703

9B. DATED (SEE ITEM 11)

		X	10A. MODIFICATION OF CONTRACT/ORDER NO. DAAD17-02-C-0073

CODE OC9J8	FACILITY CODE	X	10B. DATED (SEE ITEM 13) 20-Mar-2002

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers                         ☐ is extended,

☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing items 8 and 15, and returning      copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.

If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

See Schedule

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. ITEM 10A.

	B.	THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)

	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

X	D.	OTHER (Specify type of modification and authority) DFAR 252.217-7027 CONTRACT DEFINITIZATION OCT 1998)

E. IMPORTANT; Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to definitize the change order issued in Modification P00003 as follows:

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Denise S. Holliday Contracts Manager	16A. NAME AND TITLE OF SIGNER (Type or print) THEODORE WEITZMAN/CONTRACTING OFFICER TEL: 301-394-3165 EMAIL: tweitzman@arl.army.mil

15B. CONTRACTOR/OFFEROR 15C. DATE SIGNED /s/ Denise S. Holliday 6/30/03 (Signature of person authorized to sign)	16B. UNITED STATES OF AMERICA 16C. DATE SIGNED By: /s/ Theodore Weitzman 01-Jul-2003 (Signature of Contracting Officer)

EXCEPTION TO SF 30 30-105-04 APPROVED BY OIRM 11-84	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

DAAD17-02-C-0073

P00004

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION A - SOLICITATION/CONTRACT FORM

The total cost of this contract was increased by $ [***] from $ [***] to $ [***].

SECTION B—SUPPLIES OR SERVICES AND PRICES

CLIN 0001

The estimated/max cost has increased by $ [***] from $[***] to $[***].

The total cost of this line item has increased by $[***] from $[***] to $[***].

SUBCLIN 000103 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000103
Funding for Change Order
CS
Funding for Change Order
				ESTIMATED COST SHARE RATIO	[	***]
	ACRN AE Funded Amount				[	***]

FOB: Destination

The following have been modified:

[***]

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

DAAD17-02-C-0073

P00004

[***]

Contract Line Item #	Government’s Share	Contractor’s Share	Total Estimated Contract Cost

CLIN 0001	[***]	[***]	[	***]
CLIN 0003	[***]	[***]	[	***]
CLIN 0004	[***]	[***]	[	***]
TOTAL	[***]	[***]	[	***]

52.032-4421 INCREMENTAL FUNDING—PERFORMANCE PERIOD (SEP 1999)

This contract is incrementally funded. The amount presently available for payment and allotted to the contract is $ [***]. It is estimated that the allotted funds will cover all areas of contract performance for the period from award of contract through completion of CLIN 0001.

(End of clause)

SECTION E—INSPECTION AND ACCEPTANCE

The following Technical Office was added for SUBCLIN 000102:

US ARMY RESEARCH LABORATORY

DR PAUL AMIRTHARAJ

2800 POWDER MILL ROAD

ADELPHI MD 20783-1197

The following Acceptance/Inspection Schedule was added for SUBCLIN 000103:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government

The following Technical Office was added for SUBCLIN 000103:

US ARMY RESEARCH LABORATORY

DR PAUL AMIRTHARAJ

2800 POWDER MILL ROAD

ADELPHI MD 20783-1197

SECTION F - DELIVERIES OR PERFORMANCE

The following Delivery Schedule item for CLIN 0001 has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

POP 01-FEB-2002 TO 31-JAN-2004	N/A	US ARMY RESEARCH LABORATORY DR PAUL AMIRTHARAJ	W71B7J

DAAD17-02-C-0073

P00004

2800 POWDER MILL ROAD ADELPHI MD 20783-1197 301-394-0940 FOB: Destination

To:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
POP 01-FEB-2002 TO 31-JAN- 2004	N/A	US ARMY RESEARCH LABORATORY DR PAUL AMIRTHARAJ 2800 POWDER MILL ROAD ADELPHI MD 20783-1197 301-394-0940 FOB: Destination	W71B7J

The following Delivery Schedule item has been added to SUBCLIN 000103:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
31-JAN-2004		US ARMY RESEARCH LABORATORY DR PAUL AMIRTHARAJ 2800 POWDER MILL ROAD ADELPHI MD 20783-1197 301-394-0940 FOB: Destination	W71B7J

SECTION G - CONTRACT ADMINISTRATION DATA

Accounting and Appropriation

Summary for the Payment Office

As a result of this modification, the total funded amount for this document was increased by $[***] from $[***] to $[***].

SUBCLIN 000103:

Funding on SUBCLIN 000103 is initiated as follows:

ACRN: AE

Acctng Data: 973040013010RPARGO3H20M891000255YANEM00W71B7J3122B3223N17GGS18129

Increase: $ [***]

Total: $ [***]

SECTION J—LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

DAAD17-02-C-0073

P00004

Exhibit/Attachment Table of Contents

DOCUMENT TYPE	DESCRIPTION	PAGES	DATE
Attachment 1	Evidence of Bilateral Award		30-JUN-2003

The following have been added by full text:

EVIDENCE OF BILATERAL AWARD

(End of Summary of Changes)

DAAD17-02-C-0073

P00004

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE U	PAGE 1 OF 4

2. AMENDMENT/MODIFICATION NO. P00004	3. EFFECTIVE DATE 01-Jul-2003	4. REQUISITION/PURCHASE REQ. NO. SEE SCHEDULE	5. PROJECT NO. (If applicable)

6. ISSUED BY US ARMY ROBERT MORRIS ACQUISITION CENTER RMAC – ADELPHI 2800 POWDER MILL ROAD AMSSB-ACA ADELPHI MD 20783-1197	CODE W71B7J	7. ADMINISTERED BY (If other than Item 6) DCMC - ATLANTA 805 WALKER STREET SUITE 1 MARIETTA GA 30060-2789	CODE S1103A

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and Zip Code) CREE, INC. CHARLES M. SWOBODA 4600 SILICON DRIVE DURHAM NC 27703			9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
		X	10A. MODIFICATION OF CONTRACT/ORDER NO DAAD17-02-C-0073

CODE OC9J8	FACILITY CODE	X	10B. DATED (SEE ITEM 13) 20-Mar-2002

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers             ☐ is extended,

☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing items 8 and 15, and returning          copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.

If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.	ACCOUNTING AND APPROPRIATION DATA (If required)

 See Schedule

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. ITEM 10A.

B.	THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)

C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

X D.	OTHER (Specify type of modification and authority) DFAR 252.217-7027 CONTRACT DEFINITIZATION OCT 1998)

E. IMPORTANT; Contractor ☐ is not, ☒ is required to sign this document and return     1     copies to the issuing office.

14.	DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to definitize the change order issued in Modification P00003 as follows:

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Denise S. Holliday Contracts Manager	16A. NAME AND TITLE OF SIGNER (Type or print) THEODORE WEITZMAN/CONTRACTING OFFICER TEL: 301-394-3165 EMAIL: tweitzman@arl.army.mil

15B. CONTRACTOR/OFFEROR 15C. DATE SIGNED /s/ Denise S. Holliday 6/30/03 (Signature of person authorized to sign)	16B. UNITED STATES OF AMERICA 16C. DATE SIGNED By: /s/ Theodore Weitzman 01-Jul-2003 (Signature of Contracting Officer)

EXCEPTION TO SF 30 30-105-04 APPROVED BY OIRM 11-84	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA